     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1999
                                                       REGISTRATION NO. 33-91226
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 5
                                       To
                                    FORM S-6
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                               ------------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                             (Exact name of trust)
                      METROPOLITAN LIFE INSURANCE COMPANY
                              (Name of depositor)
                   1 MADISON AVENUE NEW YORK, NEW YORK 10010
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                         ------------------------------

                              GARY A. BELLER, ESQ.
              SENIOR EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                         ------------------------------

                                   COPIES TO:
                              GARY O. COHEN, ESQ.
                                      AND
                            THOMAS C. LAUERMAN, ESQ.
                        FREEDMAN, LEVY, KROLL & SIMONDS
                         1050 CONNECTICUT AVENUE, N.W.
                             WASHINGTON, D.C. 20036
                            ------------------------

    It is proposed that the filing will become effective (check appropriate box)

       / /  immediately upon filing pursuant to paragraph (b) of Rule 485

       /X/  on April 30, 1999 pursuant to paragraph (b) of Rule 485

       / /  On (date) pursuant to paragraph (a)(1) of Rule 485

       / /  on (date), pursuant to paragraph (a) of Rule 485
                            ------------------------

    This filing is made in reliance on Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register an indefinite amount of interests in Metropolitan Life Separate Account UL which funds certain variable universal life insurance policies.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      METROPOLITAN LIFE INSURANCE COMPANY
                             CROSS-REFERENCE TABLE

                  ITEMS OF
                 FORM N-8B-2                                                  CAPTIONS IN PROSPECTUS
---------------------------------------------  ------------------------------------------------------------------------------------
    1........................................  Cover Page
    2........................................  SUMMARY; METLIFE
    3........................................  Inapplicable
    4........................................  SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES; SUMMARY; METLIFE
    5, 6, 7..................................  SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND, INC.
    8........................................  FINANCIAL STATEMENTS
    9........................................  Inapplicable
   10(a).....................................  OTHER CERTIFICATE PROVISIONS; CERTIFICATE RIGHTS
   10(c), 10(d)..............................  SUMMARY; CERTIFICATE BENEFITS; CERTIFICATE RIGHTS; PAYMENT AND ALLOCATION OF
                                                 PREMIUMS; THE FIXED ACCOUNT; OTHER CERTIFICATE PROVISIONS
   10(e).....................................  PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termination and Reinstatement While the
                                                 Group Policy is in Effect
   10(f).....................................  VOTING RIGHTS
   10(g)(1)-(3), 10(h)(1)-(3)................  RIGHTS WE RESERVE
   10(g)(4), 10(h)(4)........................  Inapplicable
   10(i).....................................  CERTIFICATE BENEFITS; PAYMENT AND ALLOCATION OF PREMIUMS; ISSUING A GROUP POLICY AND
                                                 A CERTIFICATE
   11........................................  SUMMARY; SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND, INC.
   12(a).....................................  Cover Page
   12(b), 12(e)..............................  Inapplicable
   12(c), 12(d)..............................  SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND, INC.
   13(a), 13(b), 13(c), 13(d)................  SUMMARY; CHARGES AND DEDUCTIONS; SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND,
                                                 INC.; CERTIFICATE BENEFITS; OTHER POLICY PROVISIONS
   13(e).....................................  SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES
   13(f), 13(g)..............................  Inapplicable
   14........................................  ISSUING A GROUP POLICY AND A CERTIFICATE; SALES AND ADMINISTRATION OF THE GROUP
                                                 POLICIES AND CERTIFICATES
   15........................................  PAYMENT AND ALLOCATION OF PREMIUMS
   16........................................  SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND, INC.
   17(a), 17(b)..............................  Captions referenced under Items 10(c), 10(d), 10(e) and 10(i) above
   17(c).....................................  Inapplicable
   18(a), 18(c)..............................  SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND, INC.
   18(b), 18(d)..............................  Inapplicable

                  ITEMS OF
                 FORM N-8B-2                                                  CAPTIONS IN PROSPECTUS
---------------------------------------------  ------------------------------------------------------------------------------------
   19........................................  SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES; VOTING RIGHTS;
                                                 REPORTS
   20(a), 20(b)..............................  RIGHTS WE RESERVE; SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND, INC.
   20(c), 20(d), 20(e), 20(f)................  Inapplicable
   21(a), 21(b)..............................  CERTIFICATE RIGHTS--Loan Privileges; PAYMENT AND ALLOCATION OF PREMIUMS; OTHER
                                                 CERTIFICATE PROVISIONS
   21(c), 22.................................  Inapplicable
   23........................................  SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES
   24........................................  PAYMENT AND ALLOCATION OF PREMIUMS; OTHER CERTIFICATE PROVISIONS
   25........................................  METLIFE
   26........................................  CHARGES AND DEDUCTIONS
   27........................................  METLIFE
   28........................................  MANAGEMENT
   29........................................  Inapplicable
   30, 31, 32, 33, 34........................  Inapplicable
   35........................................  GETTING MORE INFORMATION
   36, 37....................................  Inapplicable
   38........................................  SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES
   39........................................  METLIFE; SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES
   40(a).....................................  Inapplicable
   40(b).....................................  SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND, INC.; CHARGES AND DEDUCTIONS
   41(a).....................................  SUMMARY; METLIFE; SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES
   41(b), 41(c), 42, 43......................  Inapplicable
   44(a).....................................  SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND, INC.; CERTIFICATE BENEFITS--Cash
                                                 Value
   44(b).....................................  Inapplicable
   44(c).....................................  CHARGES AND DEDUCTIONS
   45........................................  Inapplicable
   46........................................  Captions referenced under Item 44 above
   47........................................  Captions referenced under Items 10(c) and 16 above
   48, 49....................................  Inapplicable
   50........................................  SEPARATE ACCOUNT UL; THE METROPOLITAN SERIES FUND
   51(a), 51(b)..............................  SUMMARY; METLIFE; CERTIFICATE BENEFITS; CERTIFICATE RIGHTS
   51(c), 51(d), 51(e).......................  Captions referenced under Item 10(i) above
   51(f).....................................  PAYMENT AND ALLOCATION OF PREMIUMS--Certificate Termination and Reinstatement While
                                                 the Group Policy is in Effect

                  ITEMS OF
                 FORM N-8B-2                                                  CAPTIONS IN PROSPECTUS
---------------------------------------------  ------------------------------------------------------------------------------------
   51(g).....................................  Captions referenced under Items 10(i) and 13 above
   51(h), 51(j)..............................  Inapplicable
   51(i).....................................  SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES
   52(a), 52(c)..............................  RIGHTS WE RESERVE
   52(b), 52(d)..............................  Inapplicable
   53(a).....................................  FEDERAL TAX MATTERS
   53(b), 54 through 58......................  Inapplicable
   59........................................  FINANCIAL STATEMENTS

METLIFE-Registered Trademark-

METLIFE GROUP
VARIABLE UNIVERSAL LIFE

April 30, 1999

Prospectuses for

-- Group Variable Universal Life Insurance

-- Metropolitan Series Fund, Inc.

                                   [PHOTO]

                                   PROSPECTUS
                                      FOR
                            GROUP VARIABLE UNIVERSAL
                   LIFE INSURANCE POLICIES ("GROUP POLICIES")
                                   ISSUED BY
                METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")

                                 APRIL 30, 1999

The Group Policies are designed to provide:

- Life insurance coverage for employees (and/or their spouses) of employers who purchase a Group Policy

- Flexible premium payments, including the option of paying premiums through payroll deduction

- A death benefit that varies because it includes the employee's cash value in addition to a fixed insurance amount

- Ownership rights of employees set forth in a certificate ("Certificate") issued in connection with the Group Policy

- Funding options for allocating premium payments to and transferring cash value among a fixed interest account and the following Metropolitan Life Separate Account UL investment divisions:

STATE STREET RESEARCH DIVERSIFIED                    SCUDDER GLOBAL EQUITY
STATE STREET RESEARCH GROWTH                         T. ROWE PRICE SMALL CAP GROWTH
STATE STREET RESEARCH INCOME                         HARRIS OAKMARK LARGE CAP VALUE
SANTANDER INTERNATIONAL STOCK (FORMERLY STATE        LEHMAN BROTHERS-REGISTERED TRADEMARK- AGGREGATE
STREET RESEARCH INTERNATIONAL STOCK)                   BOND INDEX
JANUS MID CAP                                        METLIFE STOCK INDEX
LOOMIS SAYLES HIGH YIELD BOND                        MORGAN STANLEY EAFE-REGISTERED TRADEMARK- INDEX
                                                     RUSSELL 2000-REGISTERED TRADEMARK- INDEX

In some cases, the employer may limit which of these investment divisions is available.

A WORD ABOUT RISK:

This Prospectus discusses the risks associated with purchasing the Certificates. The Metropolitan Series Fund, Inc. (the "Fund") prospectus discusses the risks associated with investment in the Fund. The Fund prospectus is being provided to you in addition to this Prospectus because each of the Separate Account UL investment divisions named above invests solely in a corresponding "Portfolio" of the Fund. The Prospectus is not valid unless you also receive or have received a current Fund prospectus.

The purchase of a Certificate involves risk. You could lose money. You might have to pay additional amounts of premium to avoid losing the life insurance protection you purchased through a Certificate.

HOW TO LEARN MORE:

Before purchasing a Certificate, read the information in this Prospectus and in the Fund prospectus. Keep these prospectuses for future reference.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

METROPOLITAN LIFE INSURANCE COMPANY          MAIN OFFICE: 1 MADISON AVE. NEW YORK, NY 10010       (800) 523-2894

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                              PAGE
                                                                             IN THIS
SUBJECT                                                                    PROSPECTUS
----------------------------------------------------------------------  -----------------
Summary...............................................................              2
MetLife...............................................................              6
Separate Account UL...................................................              7
The Fixed Account.....................................................              7
The Metropolitan Series Fund, Inc.....................................              8
Issuing a Group Policy and a Certificate..............................              8
Certificate Benefits..................................................              9
Certificate Rights....................................................             12
Payment and Allocation of Premiums....................................             16
Charges and Deductions................................................             18
Federal Tax Matters...................................................             21
Showing Performance...................................................             23
Rights We Reserve.....................................................             23
Other Certificate Provisions..........................................             24
Sales and Administration of the Group Policies and Certificates.......             25
Voting Rights.........................................................             26
Reports...............................................................             27
Illustration of Certificate Benefits..................................             27
Getting More Information..............................................             28
Legal, Accounting and Actuarial Matters...............................             28
Management............................................................             29
Financial Statements..................................................             32

SUMMARY

This summary gives an overview of the Group Policy and Certificates and is qualified by the more detailed information in the Prospectus, the Group Policy and the Certificates.

MetLife issues the Group Policy and Certificates. In addition to the Certificate, optional insurance benefits may also be added to your coverage.

PREMIUMS

Generally, if elected by your employer, you may pay premiums through payroll deduction. If payroll deduction is not available, you may pay premiums to us on a monthly, quarterly or annual basis. You may, with certain restrictions, make premium payments in any amount and at any frequency. However, you may also be required to make an unscheduled premium payment so that your Certificate will remain in force. The Certificate will remain in force as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

CASH VALUE

Your cash value in the Certificate reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity. MetLife doesn't guarantee the investment performance of the Separate Account UL investment divisions and you should consider your risk tolerance before selecting any of these funding options.

TRANSFERS AND SYSTEMATIC INVESTMENT STRATEGIES

You may transfer cash value among the funding options, subject to certain limits. You may also choose among four systematic investment strategies: the Equity Generator-SM-, the Equalizer-SM-, the Allocator-SM-, and the Rebalancer-SM-.

SPECIFIED FACE AMOUNT OF INSURANCE

Within certain limits, you may choose your specified face amount of insurance when the Certificate is issued. You may also increase the amount at certain times determined by your employer and subject to our underwriting requirements. In certain cases, we will automatically increase the specified face amount at each employee's salary increase on dates chosen by the employer. You may also decrease the specified face amount.

DEATH BENEFIT

The death benefit is the specified face amount of the Certificate plus the Certificate cash value at the date of death of the covered person.

SURRENDERS, PARTIAL WITHDRAWALS AND LOANS

Within certain limits, you may take partial withdrawals and loans from the Certificate. You may also surrender your Certificate for its cash surrender value.

TAX TREATMENT

In most cases, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Certificate, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. If your Certificate is a modified endowment contract, you will pay income taxes on loans and withdrawals to the extent of any gains (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax may also apply. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

TABLE OF CHARGES AND EXPENSES

This table shows the charges and expenses that you may pay under your Certificate. These charges can vary, based on the Group Policy under which your Certificate is issued. See "Charges and Deductions," below for more information on your Certificate's charges:


        TYPE OF CHARGE OR EXPENSE                       AMOUNT OF CHARGE OR EXPENSE
Charges we deduct from each premium
  payment(1)

    Charge for average expected state        Up to 5% of each premium payment, depending on the
     taxes attributable to premiums:         state where the Certificates are purchased

    Charge for expected federal taxes        0.35% of each premium payment
     attributable to premiums:
Monthly Deduction from your Certificate's
  cash value

    Cost of insurance charges:               Amount varies depending on the specifics of your
                                             Certificate(2)

    Administration charge:                   Up to $5 per Certificate

    Charge for optional rider benefits:      Depends on terms of rider
Separate Account charge:                     At least .45% (effective annual rate), not to
                                             exceed .90%, of the average daily net assets in
                                             the Separate Account. We make this charge for our
                                             assumption of certain mortality and expense risks.
Surrender, Withdrawal and Loan               For certain Group Policies, there may be a charge
  transaction fees:                          of up to $25 per surrender, withdrawal or loan.(3)

---------------
(1) Rather than deducting this charge from each premium payment you make, we have the option of deducting an equivalent amount as part of the monthly deduction. In that case, the amount of the deduction will be based on premium payments received under all Certificates issued in connection with the Group Policy.

(2) See "Cost of Insurance" under "Charges and Deductions" for a more detailed discussion of factors affecting this charge. If you would like, we will provide you with an illustration of the impact of these and other charges under the Certificate based on various assumptions.

(3) We will not make any transaction charge for the surrender of a Certificate because of the termination of the Group Policy.

FUND INVESTMENT MANAGEMENT FEES AND DIRECT EXPENSES

MetLife receives an investment management fee from the Fund and the Fund incurs direct expenses (see the Fund Prospectus and Statement of Additional Information referred to therein). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of the Fund that correspond to the Separate Account investment divisions you are using. The following sets forth the Fund's fees and expenses for the year ending 12/31/98:


                                                                 MANAGEMENT                            TOTAL 1998
PORTFOLIOS                                                           FEE         OTHER EXPENSES     ANNUAL EXPENSES
State Street Research Growth(a)                                        .48%              .05%                .53%
State Street Research Diversified(a)                                   .43%              .05%                .48%
State Street Research Income(a)                                        .33%              .06%                .39%
Santander International Stock(a)                                       .75%              .27%               1.02%
Harris Oakmark Large Cap Value(b)(c)                                   .75%              .80%               1.55%
Janus Mid Cap(a)                                                       .72%              .09%                .81%
Loomis Sayles High Yield Bond(a)(c)                                    .70%              .35%               1.05%
Scudder Global Equity(a)                                               .74%              .28%               1.02%
T. Rowe Price Small Cap Growth(a)                                      .53%              .14%                .67%
Lehman Brothers Aggregate Bond Index(b)(c)                             .25%              .32%                .57%
MetLife Stock Index(a)                                                 .25%              .05%                .30%
Morgan Stanley EAFE Index(b)(c)                                        .30%              .99%               1.29%
Russell 2000 Index(b)(c)                                               .25%              .70%                .95%

---------------
(a) Total annual expenses of these portfolios are expressed as a percentage of average net assets.

(b) These portfolios commenced operations on 11/9/98. Total annual expenses of these portfolios are expressed as a percentage of the year-end net assets. Expenses (other than the management fees) are based on estimated amounts for 1999.

(c) During all or a portion of 1998, we bore all expenses (other than management fees, brokerage commissions, taxes, interest and any non-recurring expenses) in excess of .20% of the net assets for each of these portfolios. Therefore, the expenses these portfolios paid were lower than those indicated in the chart above. The chart below shows the actual expenses for these portfolios:

                                                                                         TOTAL 1998
                                                                                           ANNUAL
                                                                 OTHER EXPENSES        EXPENSES WITH
                                                                  WITH EXPENSE            EXPENSE
PORTFOLIOS                                                       REIMBURSEMENT         REIMBURSEMENT
Loomis Sayles High Yield Bond                                            .31%                 1.01%
Lehman Brothers Aggregate Bond Index                                     .23%                  .48%
Harris Oakmark Large Cap Value                                           .20%                  .95%
Morgan Stanley EAFE Index                                                .25%                  .55%
Russell 2000 Index                                                       .20%                  .45%

OTHER

Please refer to "Federal Tax Matters--Our taxation" for a description of certain charges that we currently do not impose but may impose in the future.

METLIFE
(SIDEBAR)                        YOU CAN CONTACT US AT OUR ADMINISTRATIVE OFFICE
(END SIDEBAR)

We are a mutual life insurance company. We were formed in 1868 in New York and we currently conduct business in all 50 states, the District of Columbia, Puerto Rico and Canada. We are one of the largest financial services companies in the world with many of the largest United States corporations for clients. As of December 31, 1998, we had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $359 billion. We have listed our directors and certain key officers under "Management" and our financial information under "Financial Statements", below.

GIVING US REQUESTS, INSTRUCTIONS OR NOTIFICATIONS

CONTACTING US: You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Administrative Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Certificate loan; changing your specified face amount; taking a partial withdrawal; surrendering your Certificate; making transfer requests (including elections with respect to the systematic investment strategies) or changing your premium allocations. Our Administrative Office is our office at 177 South Commons Drive, Aurora, Illinois 60507. We may name additional or alternate Administrative Offices. If we do, we will notify you in writing.

WHEN YOUR REQUESTS, INSTRUCTIONS AND NOTIFICATIONS BECOME EFFECTIVE:
- Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Administrative Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)
  - A Valuation period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
  - A Valuation Date is:
    - Each day on which the New York Stock Exchange is open for trading.
    - Other days, if we, as the Fund's investment manager, think that there has been a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its shares might be materially affected.
- If your Group Policy is still in its first year, the effective time of premium allocation instructions and transfer requests you make in your Certificate enrollment form, or within 20 days of your Investment Start Date, is the end of the first Valuation Date after that 20 day period. During the 20 day period, all of your cash value is automatically allocated to our Fixed Account. Your Investment Start Date is the Date of Receipt of your first premium payment with respect to your Certificate, or, if later, the Date of Receipt of your enrollment form.
- If your Group Policy is not still in its first year, the Investment Start Date is the effective time of the allocation instructions you made in your Certificate enrollment form.
- The effective date of your Systematic Investment Strategies will be that set forth in the strategy chosen.

SEPARATE ACCOUNT UL

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Group Policies and Certificates described in this Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.
(SIDEBAR)
EACH SEPARATE ACCOUNT INVESTMENT DIVISION INVESTS IN A CORRESPONDING PORTFOLIO OF THE FUND.
(END SIDEBAR)

The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of the Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. In some cases, your employer retains the right to allocate the portion of any net premiums it pays rather than you pay. If so, your Certificate will state this. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

THE FIXED ACCOUNT

The Fixed Account is part of our general assets that are not in any legally-segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of at least 3% (for Group Policies issued prior to March 1, 1999, the rate is at least 4%). We may also credit excess interest on such amounts. We guarantee the rate of such excess interest until the end of the calendar year in which the Group Policy first becomes effective. Thereafter, we will declare the rate of excess interest as of January 1 of each year. We may declare different excess interest rates for net premiums allocated to the Fixed Account and for cash value already in the Fixed Account. In addition, we may declare different rates for premium payments received in different years. We treat transfers into the Fixed Account as new premium payment for these purposes.

We credit the guaranteed and excess interest on each Valuation Date. We guarantee the credited interest, and it becomes part of the cash value of your Certificate's cash value in the Fixed Account. We charge the portion of the monthly deduction that is deducted from the Fixed Account against the most recent premiums paid and interest credited thereto.

We can delay transfers, withdrawals, surrender and payment of Certificate loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Group Policy and the Certificate give you more information on the operation of the Fixed Account.

THE METROPOLITAN SERIES FUND, INC.
(SIDEBAR)
 YOU SHOULD CAREFULLY REVIEW THE INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS OF
    EACH FUND PORTFOLIO WHICH ARE CONTAINED IN THE FUND PROSPECTUS YOU HAVE ALSO
(END SIDEBAR)                                                          RECEIVED.

The Fund is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. The Fund is divided into Portfolios, each of which represent a different class of stock in which a corresponding investment division of the Separate Account invests. Not all of the Portfolios of the Fund are available in connection with the Certificates. You should read the Fund prospectus, which you have also received. It contains information about the Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio. It also contains information on our different separate accounts and our affiliates that invest in the Fund and the risks related thereto.

As of the end of each Valuation Period, we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
- The allocation of net premiums to the Separate Account.
- Dividends and distributions on Fund shares that are reinvested as of the dates paid (which reduces the value of each share of the Fund, increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).
- Certificate loans and loan repayments allocated to the Separate Account.
- Transfers to and among investment divisions.
- Withdrawals and surrenders taken from the Separate Account.

ISSUING A GROUP POLICY AND A CERTIFICATE

We may issue a Group Policy to an employer or association ("employer") or to a trust that is adopted by an employer. The minimum number of people in a group that is required before we will issue a Group Policy to an employer is 200 lives. We reserve the right to issue a Group Policy or provide coverage to an employer that does not meet this minimum.

Employees of employers and members of associations ("employees") (including employees' spouses if permitted by the Group Policy) may own Certificates issued under their employer's Group Policy. If you want to own a Certificate, then you must complete an enrollment form, which must be received by the Administrative Office. We reserve the right to reject an enrollment form for any reason permitted by law, and our acceptance of an enrollment form is subject to our underwriting rules.
(SIDEBAR)
  WE WILL ISSUE A CERTIFICATE TO YOU AS OWNER. UNLESS YOUR EMPLOYER HAS RESERVED
     OTHERWISE, YOU WILL HAVE ALL THE RIGHTS UNDER THE CERTIFICATE INCLUDING THE
(END SIDEBAR)                   ABILITY TO NAME A NEW OWNER OR CONTINGENT OWNER.

Generally, we will issue a Certificate only to an eligible employee, or a spouse of an eligible employee when permitted by the employer. The person upon whose life the Certificate is issued is called the covered person. The owner is generally the covered person unless the enrollment form designates someone else as owner. For the purpose of computing the covered person's age under the Certificate, we start with the covered person's age on a day selected by your employer. Age can be measured from December 31st in a given year, or from any other date agreed to by your employer and us.

The Date of Certificate is set forth in your Certificate and is the effective date for life insurance protection under your Certificate. We use the Date of Certificate to calculate the Certificate years (and Certificate months and monthly anniversaries).

CERTIFICATE BENEFITS

INSURANCE PROCEEDS

If the Certificate is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the covered person's date of death. We will pay this amount after we receive documents that we request as due proof of the covered person's death. The beneficiary can receive the death benefit in a single sum or under an income plan described below. You may make this choice during the covered person's lifetime. If no selection is made we will place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:
- The death benefit provided on the date of death or the alternate death benefit; plus
- Any additional insurance proceeds provided by rider; minus
- Any unpaid Certificate loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

DEATH BENEFIT
(SIDEBAR)
THE CERTIFICATE PROVIDES A DEATH BENEFIT WHICH INCLUDES THE CASH VALUE OF THE CERTIFICATE.
(END SIDEBAR)

The death benefit varies and equals the specified face amount of the Certificate plus the cash value on the date of death.

ALTERNATE DEATH BENEFIT

In order to ensure that the Certificate qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit. The alternate death benefit is as follows:

 AGE OF COVERED PERSON AT DEATH             % OF CASH VALUE*
          40 and less                                 250
               45                                     215
               50                                     185
               55                                     150
               60                                     130
               65                                     120
               70                                     115
            75 to 90                                  105
               95                                     100

------------
* For the ages not listed, the percentage decreases by a ratable portion for each full year.

SPECIFIED FACE AMOUNT
(SIDEBAR)
YOU CAN GENERALLY INCREASE OR DECREASE YOUR CERTIFICATE'S SPECIFIED FACE AMOUNT. (END SIDEBAR)
The specified face amount is the basic amount of insurance specified in your Certificate. The Minimum Specified Face Amount is the smallest amount of specified face amount for which a Certificate may be issued, and is set forth in your Certificate. This amount will never be less than $10,000.

Generally, you may change your specified face amount subject to certain limitations. Any change you request will be effective on the monthly anniversary on or next following our approval of your request.

You are permitted to decrease the specified face amount to as low as the Minimum Specified Face Amount set forth in your Certificate.

You may request an increase on a date or dates determined by your employer and set forth in your Certificate. If you are a qualifying employee, we will make automatic increases in the specified face amount when your salary increases on a date or dates determined by your employer. However, you can notify us in writing that you do not desire such automatic increases. Any requirements as to the minimum amount of an increase are set forth in your Certificate. Any increase is subject to our underwriting rules which may include a requirement for evidence satisfactory to us of the covered person's insurability.

Before you change your specified face amount you should consider the following:
- The insurance portion of your death benefit will likely change and so will the insurance charge. This will affect the insurance charges, cash value and death benefit levels.
- Reducing your specified face amount in the first 15 Certificate years may result in our returning an amount to you which could then be taxed on an income first basis, even if your Certificate is not a modified endowment contract.
- The amount of additional premiums that the tax laws permit you to pay into your Certificate may increase or decrease. The additional amount you can pay without causing your Certificate to be a modified endowment contract for tax purposes may also increase or decrease.
- The Certificate could become a modified endowment contract in certain circumstances.

CASH VALUE
(SIDEBAR)                 YOUR CERTIFICATE IS DESIGNED TO ACCUMULATE CASH VALUE.
(END SIDEBAR)

Your Certificate's cash value equals:
- The Fixed Account cash value, plus
- The Loan Account cash value, plus
- The Separate Account cash value.

Your Certificate's cash surrender value equals your cash value minus:
- Any outstanding Certificate loans (plus accrued interest); and
- Any accrued and unpaid monthly deduction.

The Separate Account cash value allocated to each investment division is calculated as follows:
- Unless the Group Policy is still in its first year, we will, on the Investment Start Date for your Certificate, allocate your cash value among the investment divisions as you requested your net premiums to be allocated in your enrollment form or a subsequent reallocation request. If the Group Policy is still in its first year, we will make this allocation 20 days after the Investment Start Date.
- Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:
  - The cash value in the investment division at the beginning of the Valuation Period; plus
  - All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus

  - All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus
  - The portion of the any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus
  - The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.

BENEFIT AT FINAL DATE

The Final Date is the Certificate anniversary on which the covered person is Age
95. Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the covered person is living on the Final Date, we will pay you the cash surrender value of the Certificate. You will receive the cash surrender value in a single sum.

PAID-UP CERTIFICATE PROVISION

Under this provision, you can choose to terminate the death benefit (and any riders in effect) and use all or part of the cash surrender value as a single premium for a "paid-up" benefit under the Certificate. ("Paid-up" means no further premiums are required.) You may no longer allocate cash value to the Separate Account or the Fixed Account. You will receive in cash any remaining cash surrender value that is not used to purchase a paid-up benefit. The paid up benefit must not be
- more than can be purchased using the Certificate's cash surrender value
- more than the death benefit under the Certificate at the time you choose to use this provision
- less than $10,000

OPTIONAL BENEFITS ADDED BY RIDER

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction. Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure if the benefit is something that you want. You should also consider:
- That the addition of certain riders can restrict your ability to exercise certain rights under the Certificate.
- That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Certificate terminates because of poor investment performance or any other reason, the riders generally will also terminate.
- The tax consequences. You should also consult with your tax advisor before purchasing one of the riders.

Generally, we currently make the following benefits available by rider:

- Disability Waiver of Monthly    - Accidental Death or
  Deduction Benefit(1),(2)          Dismemberment Benefit
- Accelerated Death               - Dependent Life Benefits
  Benefit(1),(3)
- Accidental Death Benefit

------------
(1) Provided to you only if elected by your employer.

(2) An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Certificate's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.

(3) Payment under this rider may affect eligibility for benefits under state or federal law.

INCOME PLANS
(SIDEBAR)
  GENERALLY YOU CAN RECEIVE THE CERTIFICATE'S INSURANCE PROCEEDS UNDER AN INCOME
(END SIDEBAR)                                     PLAN INSTEAD OF IN A LUMP SUM.

Before you purchase an income plan you should consider:
- The tax consequences associated with the Certificate proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.
- That these plans do not have a variable investment return.

Generally, we currently make the following income plans available:

- Interest income                 - Installment Income for a
                                    Stated Period
- Installment Income for a        - Single Life Income-Guaranteed
  Stated Amount                     Payment Period
- Joint and Survivor Life Income  - Single Life Income-Guaranteed
                                    Return

CERTIFICATE RIGHTS
(SIDEBAR)
  GENERALLY, YOU CAN TRANSFER YOUR CASH VALUE AMONG THE INVESTMENT DIVISIONS AND
(END SIDEBAR)                                     THE FIXED ACCOUNT AT ANY TIME.
CASH VALUE TRANSFERS

The minimum amount you may transfer is $200 or, if less, the total amount in an investment option. You may make transfers at any time. In some cases, your employer retains the right to transfer the portion of any net premiums it pays rather than you pay. Your Certificate will set forth any such employer rights. In some cases, the maximum amount that you may transfer or withdraw from the Fixed Account in any Certificate year is the greater of
- $200, and
- 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

This limit does not apply to
- a full surrender
- any loans taken
- any transfers under a systematic investment strategy
The Certificate includes a description of your cash value transfer rights. We do not charge for transfers. Currently, transfers are not taxable transactions.

SYSTEMATIC INVESTMENT STRATEGIES: For certain groups, you can choose one of four currently available strategies. Your employer can inform you whether these investment strategies are available. You can also change or cancel your choice at any time.
- EQUITY GENERATOR: allows you to transfer the interest earned on amounts in the Fixed Account in any Certificate month equal to at least $20 to the MetLife Stock Index investment division. The transfer will be made at the beginning of the Certificate month following the Certificate month in which the interest was earned.
- EQUALIZER: allows you to periodically equalize amounts in your Fixed Account and the MetLife Stock Index investment division. We currently make equalization at the end of each calendar quarter. We will terminate this strategy if you make a transfer out of the investment division or the Fixed Account that isn't part of the strategy. You may then reelect the Equalizer on your next Certificate anniversary.
- REBALANCER: allows you to periodically redistribute amounts in the Fixed Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution at the beginning of each calendar quarter.
- ALLOCATOR: allows you to systematically transfer money from the Fixed Account to any investment division(s). You must have enough cash value in the Fixed Account to enable the election to be in effect for three months. The election can be to transfer each month:
  - A specific amount until the cash value in the Fixed Account is exhausted;
  - A specific amount for a specific number of months; or
  - Amounts in equal installments until the total amount you have requested has been transferred.

TRANSFERS BY TELEPHONE: We may, if permitted by state law, decide in the future to allow you to make transfer requests, changes to Systematic Investment Strategies and allocations of future net premium by phone. The following procedures would apply:
- We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you, as long as that person follows our procedures.
- We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.
- All telephone calls will be recorded.
- You will receive a written confirmation of any transaction.
- Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

LOAN PRIVILEGES
(SIDEBAR)
YOU CAN BORROW FROM US AND USE YOUR CERTIFICATE AS SECURITY FOR THE LOAN. (END SIDEBAR)

The amount of each loan must be:
- At least $200.
- No more than 75% of the cash surrender value (unless your Certificate tells you that state law requires a different percentage to be applied) when added to all other outstanding Certificate loans.

For certain Group Policies, we may charge a transaction fee of up to $25 for each loan if your Certificate so states.

As of your loan request's Date of Receipt, we will:
- Remove an amount equal to the loan from your cash value in the Fixed Account and each investment division of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.
- Transfer such cash value to the Loan Account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Certificate loans, determined by us. This percentage charge will not exceed 2%, and the minimum rate we will credit to the Loan Account will be 3% per year (for Group Policies issued prior to March 1, 1999, the minimum rate is 4%). At least once a year, we will transfer any interest earned in your Loan Account to the Fixed Account and the investment divisions, according to the way that we then allocate your net premiums.
- Charge you interest, which will accrue daily at a rate of up to 8% per year (which is the maximum rate we will ever charge). We will determine the current interest rate applicable to you at the time you take a loan. Your interest payments are generally due at the beginning of each Certificate year. However, we reserve the right to make interest payments due in a different manner. If you don't pay the amount within 31 days after it is due, we will treat it as a new Certificate loan.

Repaying your loans (plus accrued interest) is done by sending in payments at any time before the Final Date while the covered person is living. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated.

Before taking a Certificate loan you should consider the following:
- Interest payments on loans are generally not deductible for tax purposes.
- Under certain situations, Certificate loans could be considered taxable distributions.
- If you surrender your Certificate or if we terminate your Certificate, or at the Final Date, any outstanding loan amounts (plus accrued interest) may be taxed as a distribution. (See "Federal Tax Matters--The Certificate-- Loans" below.)
- A Certificate loan increases the chances of our terminating your Certificate due to insufficient cash value. We will terminate your Certificate with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within the greater of
  (i) 61 days of the monthly anniversary, or (ii) 30 days after the date notice of the start of the grace period is mailed to you.
- Your Certificate's death benefit will be reduced by any unpaid loan (plus accrued interest).

SURRENDER AND WITHDRAWAL PRIVILEGES
(SIDEBAR)
YOU CAN SURRENDER YOUR CERTIFICATE FOR ITS CASH SURRENDER VALUE.
(END SIDEBAR)

We may ask you to return the Certificate before we honor your request to surrender your Certificate. The proceeds will be paid in a single sum. If the covered person dies after you surrender the Certificate but before the end of the Certificate month in which you surrendered the Certificate, we will pay your beneficiary an amount equal to the difference between the Certificate's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals if:
- The withdrawal is at least $200.
- In some cases, the amount you request to withdraw from the Fixed Account is not more than the greater of (a) $200, and (b) 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

Your Certificate includes a description of your rights to make partial withdrawals. If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Certificate. We will deduct your withdrawal from the Fixed Account and each of the investment divisions of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.

Before surrendering your Certificate or requesting a partial withdrawal you should consider the following:
- Transaction fees of up to $25 (but not greater than 2% of the amount withdrawn) may apply, if your Certificate so states.
- Amounts received may be taxable as income and, if your Certificate is a modified endowment contract, subject to certain tax penalties.
- If you also decrease your specified face amount at the time of the withdrawal, your Certificate could become a modified endowment contract.
- For partial withdrawals, your death benefit will decrease by the amount of the withdrawal.
- In some cases you may be better off taking a Certificate loan, rather than a partial withdrawal.

EXCHANGE PRIVILEGE

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. No transaction charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Certificate months (or within 24 Certificate months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Certificate cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

PAYMENT AND ALLOCATION OF PREMIUMS

PREMIUMS

The payment of premiums won't guarantee that your Certificate will remain in force. Rather, this depends on your Certificate's cash surrender value.

PAYING PREMIUMS
(SIDEBAR)
YOU CAN MAKE PLANNED PERIODIC PREMIUM PAYMENTS AND UNSCHEDULED PREMIUM PAYMENTS. (END SIDEBAR)

You can make premium payments, subject to certain limitations discussed below, through:
- PAYROLL DEDUCTION: Where provided by your employer, you may pay premiums through payroll deduction. Your employer may require that you pay a minimum monthly amount in order to use payroll deduction. Your employer may send payroll deductions to us as much as 30 days after the deduction is made.
- PLANNED PERIODIC PAYMENTS: If there is no payroll deduction available, you may elect to pay premiums monthly, quarterly or annually.
- UNSCHEDULED PREMIUM PAYMENT OPTION: You can make premium payments at any time.

MAXIMUM AND MINIMUM PREMIUM PAYMENTS
- The first premium may not be less than the planned premium.
- Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to you.
- You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Certificate from terminating. We will let you make premium payments that would turn your Certificate into a modified endowment contract, but we will promptly tell you of this status, and if possible, we will tell you how to reverse the status.

ALLOCATING NET PREMIUMS
(SIDEBAR)
   NET PREMIUMS ARE YOUR PREMIUMS MINUS THE CHARGES DEDUCTED FROM YOUR PREMIUMS. (END SIDEBAR)
Generally, you indicate in your enrollment form the initial allocation of net premiums among the Fixed Account and the investment divisions of the Separate Account. In some cases, your employer has the right to allocate the portion of any net premiums it pays rather than you pay until the covered person retires (if the covered person is employed by your employer) or your Certificate becomes portable. Your Certificate includes a description of your right to allocate net premiums.

The percentage of your net premium allocation into each of these investment options must be a minimum of 10% and in whole numbers. You can change your allocations at any time by giving us written notification at our Administrative Office or in another manner that we permit.

TERMINATION OF EMPLOYER PARTICIPATION IN THE GROUP POLICY

Your employer can terminate its participation in the Group Policy. In addition, we may also terminate your employer's participation in the Group Policy if either:

1. during any twelve month period, the total specified face amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in your Certificate), or

2. your employer makes available to its employees another life insurance product.

Both your employer and MetLife must provide ninety days' written notice to the other as well as to you before terminating participation in the Group Policy. Termination means that your employer will no longer send premiums to us through payroll deduction and that no new Certificates will be issued to employees in your employer's group.

EFFECT OF TERMINATION OF GROUP POLICY PARTICIPATION ON OWNERS

You will remain an Owner of your Certificate if
- you are an Owner of a Certificate that has become portable (as discussed below) not later than the Certificate monthly anniversary prior to termination of your employer's participation, or
- you are an Owner who exercised the paid-up Certificate provision not later than the last Certificate monthly anniversary prior to notice being sent to you of the termination.

For all other Owners,
- If your employer replaces the Group Policy with another life insurance product that is designed to have cash value,
  - we will terminate your Certificate and
  - we will transfer your cash surrender value to the other life insurance product (or pay your cash surrender value to you if you are not covered by the new product).
- If the other life insurance product is not designed to have cash value,
  - we will terminate your certificate and
  - we will pay your cash surrender value to you.

If there is no other life insurance product, then, depending on the terms of your Certificate,
- you may have the option of choosing to become an Owner of a portable Certificate or a paid-up Certificate, and
- you may have the option of purchasing insurance based on the "conversion" rights set forth in your Certificate and of receiving the cash surrender value of your Certificate. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under your Certificate.

Instead of any of the above options, you may choose to apply your Certificate's cash surrender value to the purchase of an annuity product from MetLife upon termination of your Certificate.

PORTABLE CERTIFICATE: A Certificate becomes portable when an event specified in the Certificate occurs. These events may include:
- the covered person's retirement as determined by your employer
- other termination of the covered person's employment
- the sale by your employer of the business unit with which the covered person is employed

If you become the Owner of a portable Certificate, the current cost of insurance may change, but it will never be higher than the guaranteed cost of insurance. Also, we may no longer consider you a member of your employer's group for purposes of determining cost of insurance rates and charges.

CERTIFICATE TERMINATION AND REINSTATEMENT WHILE THE GROUP POLICY IS IN EFFECT

TERMINATION: We will terminate your Certificate without any cash surrender value if:
- The cash surrender value on any monthly anniversary is less than the monthly deduction; and
- We do not receive a sufficient premium payment within the grace period to cover the monthly deduction. We will mail you notice if any grace period starts. The grace period is the greater of (a) 61 days measured from the monthly anniversary and (b) 30 days after the notice is mailed.

REINSTATEMENT: The following applies unless the Group Policy has been terminated and you would not have been permitted to retain your Certificate on a portable or paid-up basis. Upon your request, we will reinstate your Certificate, subject to certain terms and conditions that the Certificate provides. We must receive your request within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. You also must provide us with:
- A written request for reinstatement.
- Evidence of insurability that we find satisfactory.
- An additional premium amount that the Certificate prescribes for this purpose.

CHARGES AND DEDUCTIONS
(SIDEBAR)
CAREFULLY REVIEW THE "TABLE OF CHARGES AND EXPENSES" IN THE "SUMMARY" WHICH SETS
(END SIDEBAR)             FORTH THE CHARGES THAT YOU PAY UNDER YOUR CERTIFICATE.

The Certificate charges compensate us for our expenses and risks. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Group Policies and Certificates. The following sets forth additional information about some (but not all) of the Certificate charges.

CHARGE FOR AVERAGE EXPECTED STATE TAXES ATTRIBUTABLE TO PREMIUMS: We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state. We will charge one rate for each group. We estimate the initial charge for each group based on anticipated taxes to be incurred on behalf of each group during the first Group Policy year. Thereafter, we will base this charge on anticipated taxes taking into account actual state and local premium taxes we incur on behalf of each Group Policy in the prior year and known factors affecting the coming year's taxes. This charge may vary based on changes in the law or changes in the residence of the Owners.

We may deduct this charge, as well as the charge for expected federal taxes attributable to premiums, either as a percent of premium or as part of the monthly deduction. In the latter case, the amount we deduct would depend on the amount of premiums paid by the group as a whole rather than the amount paid by you. We will waive the state premium tax charge for Internal Revenue Code
Section 1035 exchanges from any other policy to a Certificate. We will also waive the state premium tax charge as well as the charge for expected federal taxes attributable to premiums for 1035 exchanges from another MetLife policy to a Certificate.

CHARGES INCLUDED IN THE MONTHLY DEDUCTION: Your Certificate describes the charges that are applicable to you as part of the monthly deduction.

The monthly deduction accrues on each monthly anniversary starting with the Date of Certificate. However, we may make the actual deduction up to 45 days after each such monthly anniversary. We allocate the monthly deduction among the Fixed Account and each of the investment divisions of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.
- COST OF INSURANCE: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of insurance rates by the insurance amount.
  - The insurance amount is the death benefit at the beginning of the Certificate month, minus the cash value at the beginning of the Certificate month. The insurance amount will be affected by changes in the specified face amount of the Certificate. The insurance amount and therefore the cost of insurance will be greater if the specified face amount is increased. If the alternate death benefit is in effect, then the cost of insurance will vary directly with the cash value.
- The cost of insurance rate is based on:
  - The age and rate class of the covered person
  - Group mortality characteristics
  - The particular characteristics under the Group Policy that are agreed to by your employer and us, such as
    1.  The rate class structure
    2.  The degree of stability in the charges sought by your employer, and
    3.  Portability features
  - The amount of any surplus or reserves to be transferred to us from any previous insurer or from another of our policies (see "Other Certificate Provisions-Dividends").

The actual monthly cost of insurance rates will be based on our expectations as to future experience. The rates, however, will never exceed the guaranteed cost of insurance rates set forth in your Certificate. These guaranteed rates may be up to 150% of the rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday ("1980 CSO Table"). The maximum guaranteed rates may be higher than the 1980 CSO Table because we
- use simplified underwriting and non-medical issue procedures whereby we may not require the covered person to submit to a medical or paramedical examination, and
- may provide coverage to groups that present substandard risk characteristics according to our underwriting criteria.

Our current rates are lower than 100% of the 1980 CSO Table in most cases. We review our rates periodically and may adjust them based on our expectations of future experience. We will apply the same rates to everyone in a group who has had their Certificate for the same amount of time and who is the same age and rate class. We adjust the rates from time to time based on several factors, including
- the number of Certificates in force for each group
- the number of Certificates in the group surrendered or becoming portable during the period
- the actual experience of the group.

As a general rule, the cost of insurance rate increases each year you own your Certificate, as the covered person's age increases. Our use of simplified underwriting and non-medical issue procedures may result in higher cost of insurance charges for some healthy individuals.

Rate class relates to the level of mortality risk we assume with respect to a covered person. We and your employer will agree to the number of classes and characteristics of each class. The classes may vary by smoker and non-smokers, active and retired status, Owners of portable Certificates and other Owners, and/or any other non-discriminatory classes we and your employer agree to. The covered person's rate class will affect your cost of insurance.

ADMINISTRATION CHARGE: We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Certificates, including our underwriting and start-up expenses. Your Certificate will describe your administration charge.

We will determine differences in the administration charge rates applicable to different Group Policies based on expected differences in the administrative costs under the Certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from
- features under each Group Policy that are agreed to by your employer and us,
- the extent to which certain administrative functions in connection with the Group Policy are to be performed by us or by your employer, and
- the expected average Certificate size.

CHARGE AGAINST THE SEPARATE ACCOUNT: We make this daily charge against the assets in the Separate Account primarily to compensate us for:
- mortality risks that covered persons may live for a shorter period than we expect; and
- expense risks that our issuing and administrative expenses may be higher than we expect.

If our estimates are correct, we will realize a profit from this charge, otherwise, we could incur a loss.

We determine differences in this charge for different Group Policies based on differences in the levels of mortality and expense risks under those Group Policies. These differences arise mainly from the fact that
- the factors discussed above on which the cost of insurance and administration charges are based are more uncertain in some cases than others, and
- our ability to recover any unexpected costs from Certificate charges varies from case to case depending on the maximum rates for such charges we agree to with employers.

We will determine Certificate charge rates pursuant to our established actuarial procedures, and we will not discriminate unreasonably or unfairly against owners of Certificates under any Group Policy.

We reserve the right, if permitted by law, to change the structure of this charge so that it is charged on a monthly basis as a percentage of cash value in the Separate Account or so that it is charged as a part of the monthly deduction.

FEDERAL TAX MATTERS
(SIDEBAR)
YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR TO FIND OUT HOW TAXES CAN AFFECT YOUR BENEFITS AND RIGHTS UNDER YOUR CERTIFICATE.
(END SIDEBAR)

The following is a brief summary of some tax rules that may apply to your Certificate. You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Certificate, especially before you make unscheduled premium payments, change your specified face amount, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Certificate.

THE CERTIFICATE

INSURANCE PROCEEDS
- Generally excludable from your beneficiary's gross income.
- The proceeds may be subject to federal estate tax: (i) if paid to the covered person's estate; or (ii) if paid to a different beneficiary if the covered person possessed incidents of ownership at or within three years before death.
- If you die before the covered person, the value of your Certificate (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
- Whether or not any federal estate tax is due is based on a number of factors including the estate size.

CASH VALUE (IF YOUR CERTIFICATE IS NOT A MODIFIED ENDOWMENT CONTRACT)
- You are generally not taxed on your cash value until you withdraw it, surrender your Certificate or receive a distribution on the Final Date. In these cases, you are generally permitted to take withdrawals up to the amount of premiums paid without any tax consequences. However, withdrawals will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Certificate years when a distribution may be subject to tax if there is a gain in your Certificate (which is generally when your cash value exceeds the cumulative premiums you paid).

LOANS
- Loan amounts received will generally not be subject to income tax, unless your Certificate is or becomes a modified endowment contract or terminates.
  - Interest on loans is generally not deductible.
  - If your Certificate terminates (upon surrender, cancellation, lapse or the Final Date) while any Certificate loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Certificate distribution.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Certificate is issued, or after a material change in the Certificate, exceed tax law limits referred to as the "7-pay test." Material changes in the Certificate include changes in the level of benefits and certain other changes to your Certificate after the issue date. Reductions in benefits during a 7-pay period may cause your Certificate to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If your Certificate is considered a modified endowment contract the following applies:
- The death benefit will generally be income tax free to your beneficiary, as discussed above.
- Amounts withdrawn or distributed before the covered person's death, including loans, assignments and pledges, are treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
- An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments made over life expectancy.

DIVERSIFICATION

In order for your Certificate to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Certificate. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Certificate owners of gains under their Certificates.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Certificate. These changes may take effect retroactively. We reserve the right to amend the Certificate in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
- Possible taxation of cash value transfers.
- Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.
- Possible limits on the number of investment funds available or the frequency of transfers among them.
- Possible changes in the tax treatment of Certificate benefits and rights.

OTHER ISSUES RELATING TO GROUP VARIABLE UNIVERSAL LIFE

While "employee pay all" group variable universal life should generally be treated as separate from any Internal Revenue Code Section 79 Group Term Life Insurance Plan also in effect, in some circumstances group variable universal life could be viewed as being part of such a plan, giving rise to adverse tax consequences. Finally, employer involvement and other factors determine whether group variable universal life is subject to the Employee Retirement Income Security Act ("ERISA").

OUR TAXATION

We don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the Separate Account. If we do incur federal, state or local taxes at some time in the future, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

SHOWING PERFORMANCE

We may advertise or otherwise show:
- Investment division performance ranking and rating information as it compares among similar investments as compiled by independent organizations.
- Comparisons of the investment divisions with performance of similar investments and appropriate indices.
- Our insurance company ratings that are assigned by independent rating agencies and that are relevant when considering our ability to honor our guarantees.
- Personalized illustrations based on historical Separate Account performance.

RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Certificate owners or would help carry out the purposes of the Certificate. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:
- Operating the Separate Account in any other form that is permitted by applicable law.
- Changes to obtain or continue exemptions from the 1940 Act.
- Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.
- Substituting Fund shares in an investment division for shares of another portfolio of the Fund or another fund or investment permitted by law.
- Changing the way we assess charges without exceeding the aggregate amount of the Certificate's guaranteed maximum charges.
- Making any necessary technical changes to the Certificate to conform it to the changes we have made.

OTHER CERTIFICATE PROVISIONS
(SIDEBAR)
   CAREFULLY REVIEW YOUR CERTIFICATE WHICH CONTAINS A FULL DISCUSSION OF ALL ITS
(END SIDEBAR)                                                        PROVISIONS.

You should read your Certificate for a full discussion of its provisions. The following is a brief discussion of some of the provisions that you should consider:

FREE LOOK PERIOD

You can return the Certificate or terminate an increase in the specified face amount during this period. The period is the later of:
- 10 days after you receive the Certificate or, in the case of an increase, the revised Certificate (unless state law requires your Certificate to specify a longer specified period); and
- 45 days after we receive the completed enrollment form or specified face amount increase request.

If you return your Certificate, we will send you a complete refund of any premiums paid within seven days. If you terminate an increase in the specified face amount, we will restore all Certificate values to what they would have been had there been no increase. We will also refund any premiums paid so that the Certificate will continue to qualify as life insurance under the federal income tax laws.

INCONTESTABILITY

We will not contest:
- Your Certificate after two Certificate years from issue or reinstatement (excluding riders added later).
- An increase in a death benefit after it has been in effect for two years.

SUICIDE

If the covered person commits suicide within the first two Certificate years (or another period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the covered person commits suicide within two years of such increase.

AGE

We will adjust benefits to reflect the correct age of the covered person, if this information isn't correct in the Certificate enrollment form.

ASSIGNMENT

You can assign your Certificate if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Administrative Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any assignment.

PAYMENT AND DEFERMENT
(SIDEBAR)
UNDER CERTAIN SITUATIONS, WE MAY DEFER PAYMENTS.
(END SIDEBAR)

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
- The New York Stock Exchange has an unscheduled closing.
- There is an emergency so that we could not reasonably determine the investment experience of a Certificate.
- The Securities and Exchange Commission by order permits us to do so for the protection of Certificate owners (provided that the delay is permitted under New York State insurance law and regulations).
- With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
- We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 4% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

DIVIDENDS

The Group Policy and Certificates are participating. However, we do not anticipate that the Group Policies and Certificates will be entitled to any dividend. In some situations involving transfer of coverage to a Group Policy or to a successor insurer, certain amounts of surplus or reserves may also be transferred to us or the successor insurer rather than being declared as dividends.

SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES
(SIDEBAR)
WE PERFORM THE SALES AND ADMINISTRATIVE SERVICES FOR THE GROUP POLICIES AND CERTIFICATES.
(END SIDEBAR)

We serve as the "principal underwriter," as defined in the 1940 Act, for the Group Policies and Certificates as well as other variable life insurance and variable annuity contracts issued by a subsidiary and us. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. We are an investment manager to the Fund and may also provide advisory services to other clients.

COMPUTER SYSTEMS

We use computer systems to process Group Policy and Certificate transactions and valuations. These systems need to be adjusted to be able to continue to administer the Group Policies and Certificates beginning January 1, 2000. As is the case with most systems conversion projects, risks and uncertainties exist due, in part, to reliance on third party vendors and a project could be delayed. Although we cannot give you assurances, we are devoting substantial resources necessary to make these systems modifications and expect that necessary changes will be completed on time and in a way that will result in no disruption to Group Policy and Certificate servicing operations.

BONDING

Our directors, officers and employees are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

DISTRIBUTING THE GROUP POLICIES AND CERTIFICATES

We sell the Group Policies and Certificates through licensed life insurance sales representatives:
- Registered through us.
- Registered through other broker-dealers, including a wholly owned subsidiary.

COMMISSIONS

We do not pay commissions to MetLife representatives for the sale of the Group Policies and Certificates, although MetLife representatives may earn certain incentive award credits. We may pay commissions to other registered broker-dealers who have entered into selling agreements with us. Commissions or fees which are payable to a broker-dealer or third party administrator, including maximum commissions, are set forth in our schedules of group insurance commission rates. These commissions consist of:
- Up to 15% of the cost of insurance, and may be based on the services provided by the broker-dealer or third party administrator, and
- A per-Certificate payment, based on the total number of Certificates issued under a Group Policy.

The commissions do not result in a charge against the Group Policies or Certificates in addition to the charges already described elsewhere in this Prospectus. We paid no commissions in 1996, 1997 or 1998.

VOTING RIGHTS
(SIDEBAR)
   YOU CAN GIVE US VOTING INSTRUCTIONS ON SHARES OF EACH FUND PORTFOLIO THAT ARE
(END SIDEBAR)                                    ATTRIBUTED TO YOUR CERTIFICATE.

The Fund has shareholder meetings from time to time to, for example, elect directors and approve investment managers. We will vote the shares of each Portfolio that are attributed to your Certificate based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in the Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Certificate owners.

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:
- Your Certificate's cash value in the corresponding investment division; by
- The net asset value of one share of that Portfolio.

We will count fractional votes.

If we do not receive timely voting instructions from Certificate owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:
- Change in specified face amount.
- Transfers among investment divisions (including those through Systematic Investment Strategies, which may be confirmed quarterly).
- Partial withdrawals.
- Loan amounts you request.
- Loan repayments and premium payments.

If your premium payments are made through a payroll deduction plan, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement within 30 days after a Certificate year that will summarize the year's transactions and include information on:
- Deductions and charges.
- Status of the death benefit.
- Cash and cash surrender values.
- Amounts in the investment divisions and Fixed Account.
- Status of Certificate loans.
- Automatic loans to pay interest.
- Information on your modified endowment contract status (if applicable).

We will also send you the Fund's annual and semi-annual reports to shareholders.

ILLUSTRATION OF CERTIFICATE BENEFITS
(SIDEBAR)
PERSONALIZED ILLUSTRATIONS CAN HELP YOU UNDERSTAND HOW YOUR CERTIFICATE VALUES CAN VARY.
(END SIDEBAR)

In order to help you understand how your Certificate values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the covered person under your Certificate and such factors as the specified face amount, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

GETTING MORE INFORMATION

We are regulated by the New York Insurance Department and periodically are examined by them. We are also subject to the laws and regulations of all the jurisdictions in which we do business and, if required, we have filed a form of the Group Policy and form of the Certificate for approval in every jurisdiction in which the Group Policy and Certificate are sold. The Group Policy and Certificate may not be available in every jurisdiction.

We file annual statements on our operations, including financial statements, with insurance departments of various jurisdictions so that they can review our solvency and compliance with applicable laws and regulations. You can review these statements which are available at the offices of the various insurance departments.

This Prospectus is part of a registration statement that we filed with the Securities and Exchange Commission under the Securities Act of 1933. The registration statement includes additional information, amendments and exhibits. You can get this information from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:
- Securities and Exchange Commission
  Public Reference Room
  Washington, D.C. 20549
  Call 1-800-SEC-0330 (for information about using the Public Reference Room)
  Internet site: HTTP://WWW.SEC.GOV

LEGAL, ACCOUNTING AND ACTUARIAL MATTERS

Christopher P. Nicholas, Associate General Counsel at MetLife, has passed upon the legality of the Group Policies and Certificates. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain matters relating to the federal securities laws.

Deloitte & Touche LLP, independent auditors, audited the financial statements included in this Prospectus, as stated in their reports appearing herein. The financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Certificate.

Frank Cassandra, FSA, MAAA, Assistant Vice-President and Actuary of MetLife, has examined actuarial matters included in the registration statement, as stated in his opinion filed as an exhibit to the registration statement.

MANAGEMENT

The present directors and the senior officers and secretary of MetLife are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS

                                              PRINCIPAL OCCUPATION &                    POSITIONS AND OFFICES
NAME                                             BUSINESS ADDRESS                            WITH METLIFE
Curtis H. Barnette              Chairman and Chief Executive Officer                Director
                                Bethlehem Steel Corp.
                                1170 Eight Ave.--Martin Tower 2118
                                Bethlehem, PA 18016
Robert H. Benmosche             Chairman of the Board, President and Chief          Chairman of the Board,
                                Executive Officer                                   President, Chief Executive
                                Metropolitan Life Insurance Company                 Officer and Director
                                One Madison Ave.
                                New York, NY 10010
Gerald Clark                    Vice Chairman of the Board and Chief Investment     Vice Chairman of the Board,
                                Officer                                             Chief Investment Officer and
                                Metropolitan Life Insurance Company                 Director
                                One Madison Ave.
                                New York, NY 10010
Joan Ganz Cooney                Chairman, Executive Committee                       Director
                                Children's Television Workshop
                                One Lincoln Plaza
                                New York, NY 10023
Burton A. Dole, Jr.             Retired Chairman, President and                     Director
                                Chief Executive Officer
                                Puritan Bennett
                                Overland Park, KS
James R. Houghton               Chairman of the Board Emeritus and Director         Director
                                Corning Incorporated
                                80 East Market Street, 2nd Floor
                                Corning, NY 14830
Harry P. Kamen                  Chairman and Chief Executive Officer (Retired)      Director
                                Metropolitan Life Insurance Company
                                One Madison Ave.
                                New York, NY 10010
Helene L. Kaplan                Of Counsel                                          Director
                                Skadden Arps, Slate, Meagher & Flom
                                919 Third Ave.
                                New York, NY 10022
Charles M. Leighton             Retired Chairman and                                Director
                                Chief Executive Officer
                                CML Group, Inc.
                                Bolton, MA 01720
Allen E. Murray                 Retired Chairman of the Board and Chief Executive   Director
                                Officer
                                Mobil Corporation
                                375 Park Ave., Suite 2901
                                New York, NY 10163

                                              PRINCIPAL OCCUPATION &                    POSITIONS AND OFFICES
NAME                                             BUSINESS ADDRESS                            WITH METLIFE
Stewart Nagler                  Vice Chairman of the Board and Chief Financial      Vice Chairman of the Board and
                                Officer                                             Chief Financial Officer and
                                Metropolitan Life Insurance Company                 Director
                                One Madison Avenue
                                New York, NY 10010
John J. Phelan, Jr.             Retired Chairman and Chief Executive Officer        Director
                                New York Stock Exchange, Inc.
                                P.O. Box 312
                                Mill Neck, NY 11765
Hugh B. Price                   President and Chief Executive Officer               Director
                                National Urban League, Inc.
                                12 Wall Street
                                New York, NY 10005
Robert G. Schwartz              Retired Chairman of the Board, President and Chief  Director
                                Executive Officer
                                Metropolitan Life Insurance Company
                                200 Park Ave., Suite 5700
                                New York, NY 10166
Ruth J. Simmons, Ph.D.          President Smith College                             Director
                                College Hall 20
                                Northhampton, MA 01063
William C. Steere, Jr.          Chairman of the Board and Chief Executive Officer   Director
                                Pfizer, Inc.
                                235 East 42nd Street
                                New York, NY 10017

NAME OF OFFICER*                       POSITION WITH METROPOLITAN LIFE
Robert H. Benmosche           Chairman of the Board, President and Chief
                              Executive Officer
Gerald Clark                  Vice Chairman of the Board
Stewart G. Nagler             Vice Chairman of the Board
Gary A. Beller                Senior Executive Vice-President and General
                              Counsel
C. Robert Henrikson           Senior Executive Vice-President
William J. Toppeta            Senior Executive Vice-President
John H. Tweedie               Senior Executive Vice-President
Daniel J. Cavanagh            Executive Vice-President
Jeffrey J. Hodgman            Executive Vice-President
Terence I. Lennon             Executive Vice-President
David A. Levene               Executive Vice-President
Judy E. Weiss                 Executive Vice-President and Chief Actuary
Alexander D. Brunini          Senior Vice-President
Jon F. Danski                 Senior Vice-President and Controller
Richard M. Blackwell          Senior Vice-President
James B. Digney               Senior Vice-President
William T. Friedman           Senior Vice-President
Ira Friedman                  Senior Vice-President
Anne E. Hayden                Senior Vice-President

NAME OF OFFICER*                       POSITION WITH METROPOLITAN LIFE
Sybil C. Jacobsen             Senior Vice-President
Joseph W. Jordan              Senior Vice-President
Kernan F. King                Senior Vice-President
Nicholas D. Latrenta          Senior Vice-President
Leland C. Launer, Jr.         Senior Vice-President
Gary E. Lineberry             Senior Vice-President
James L. Lipscomb             Senior Vice-President
William Livesey               Senior Vice-President
James M. Logan                Senior Vice-President
Eugene Marks, Jr.             Senior Vice-President
William R. Prueter            Senior Vice-President
Joseph A. Reali               Senior Vice-President
Vincent P. Reusing            Senior Vice-President
Felix Schirripa               Senior Vice-President
Robert E. Sollmann, Jr.       Senior Vice-President
Thomas L. Stapleton           Senior Vice-President and Tax Director
James F. Stenson              Senior Vice-President
Stanley J. Talbi              Senior Vice-President
Richard R. Tartre             Senior Vice-President
Lisa M. Weber                 Senior Vice-President
William J. Wheeler            Senior Vice-President and Treasurer
Anthony J. Williamson         Senior Vice-President
Louis J. Ragusa               Vice-President and Secretary

---------------
* The principal occupation of each officer, except for the following officers, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terrence I. Lennon has been an officer of Metropolitan Life since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. Richard R. Tartre has been an officer of Metropolitan Life since January 13, 1997; prior thereto, he was President and CEO of Astra Management Corp. William J. Wheeler has been an officer of Metropolitan Life since October 13, 1997; prior thereto, he was Senior Vice-President, Investment Banking of Donaldson, Lufkin and Jenrette. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto, she was a Director of Diversity Strategies and Development and an Associate Director of Human Resources of Paine Webber. Jon F. Danski has been an officer of Metropolitan Life since March 25, 1998; prior thereto, he was Senior Vice-President, Controller and General Auditor at ITT Corporation. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

FINANCIAL STATEMENTS

          (The balance of this page has been left blank intentionally.)

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1998, and the related statements (i) of operations for the year ended December 31, 1998 and of changes in net assets for the years ended December 31, 1998 and 1997 of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index and Santander International Stock Divisions and (ii) of operations for the year ended December 31, 1998 and of changes in net assets for the year ended December 31, 1998 and for the period March 3, 1997 (commencement of operations) to December 31, 1997 of the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL at December 31, 1998 and the results of their operations and the changes in their net assets for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York

March 15, 1999

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                                              State Street
                          State Street State Street State Street State Street   Research     MetLife      Santander
                            Research     Research     Research     Research    Aggressive     Stock     International
                             Growth       Income    Money Market Diversified     Growth       Index         Stock
                            Division     Division     Division     Division     Division     Division     Division
                          ------------ ------------ ------------ ------------ ------------ ------------ -------------
ASSETS:
Investments in
 Metropolitan Series
 Fund,Inc. at Value
 (Note 1A):
State Street Research
 Growth Portfolio
 (8,991,252 shares; cost
 $262,836,766)..........  $333,575,453         --           --            --           --           --           --
State Street Research
 Income Portfolio
 (4,419,504 shares; cost
 $56,262,271)...........           --  $56,481,257          --            --           --           --           --
State Street Research
 Money Market Portfolio
 (2,150,767 shares; cost
 $22,944,978)...........           --          --   $22,265,813           --           --           --           --
State Street Research
 Diversified Portfolio
 (11,376,036 shares;
 cost $184,766,024).....           --          --           --   $209,205,308          --           --           --
State Street Research
 Aggressive Growth
 Portfolio (5,227,911
 shares; cost
 $136,845,160)..........           --          --           --            --  $154,380,221          --           --
MetLife Stock Index
 Portfolio (4,498,549
 shares; cost
 $118,596,732)..........           --          --           --            --           --  $159,158,678          --
Santander International
 Stock Portfolio
 (2,566,510 shares; cost
 $32,397,518)...........           --          --           --            --           --           --   $36,290,449
Loomis Sayles High Yield
 Bond Portfolio (303,096
 shares; cost
 $3,041,405)............           --          --           --            --           --           --           --
Janus Mid Cap Portfolio
 (1,214,612 shares; cost
 $16,647,482)...........           --          --           --            --           --           --           --
T. Rowe Price Small Cap
 Growth Portfolio
 (1,084,560 shares; cost
 $12,826,959)...........           --          --           --            --           --           --           --
Scudder Global Equity
 Portfolio (671,753
 shares; cost
 $7,767,908)............           --          --           --            --           --           --           --
                          ------------ -----------  -----------  ------------ ------------ ------------  -----------
 Total Assets...........   333,575,453  56,481,257   22,265,813   209,205,308  154,380,221  159,158,678   36,290,449
LIABILITIES.............     1,013,304      41,286        5,651       384,868      298,061      292,002       37,716
                          ------------ -----------  -----------  ------------ ------------ ------------  -----------
NET ASSETS..............  $332,562,149 $56,439,971  $22,260,162  $208,820,440 $154,082,160 $158,866,676  $36,252,733
                          ============ ===========  ===========  ============ ============ ============  ===========

                       See Notes to Financial Statements.

  Loomis                                                T. Rowe
  Sayles                                                 Price                         Scudder
High Yield               Janus                         Small Cap                        Global
   Bond                 Mid Cap                         Growth                          Equity
 Division              Division                        Division                        Division
----------            -----------                     -----------                     ----------
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
$2,542,977                    --                              --                             --
       --             $21,170,685                             --                             --
       --                     --                      $13,329,240                            --
       --                     --                              --                      $8,316,299
----------            -----------                     -----------                     ----------
 2,542,977             21,170,685                      13,329,240                      8,316,299
     3,066                 44,138                          23,779                         13,441
----------            -----------                     -----------                     ----------
$2,539,911            $21,126,547                     $13,305,461                     $8,302,858
==========            ===========                     ===========                     ==========

                     Metropolitan Life Separate Account UL

                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1998

                                                                              State
                             State      State        State        State       Street
                             Street     Street       Street       Street    Research     MetLife     Santander
                           Research    Research     Research    Research   Aggressive     Stock    International
                            Growth      Income    Money Market Diversified   Growth       Index        Stock
                           Division    Division     Division    Division    Division    Division     Division
                          ----------- ----------  ------------ ----------- ----------- ----------- -------------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $30,285,471 $4,298,707   $1,166,116  $19,448,803 $ 8,619,767 $ 6,486,305  $  404,896
Expenses:
 Mortality and expense
  charges
  (Note 3)..............    2,500,061    420,836      143,978    1,610,657   1,146,158   1,020,115     284,929
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
Net investment income
 (loss).................   27,785,410  3,877,871    1,022,138   17,838,146   7,473,609   5,466,190     119,967
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS: (Note
 1B)
Net realized gain (loss)
 from security
 transactions...........    1,828,922    239,248      139,583      522,086     390,678   2,060,324     251,518
Change in unrealized
 appreciation
 (depreciation) of
 investments............   38,462,367    (12,424)    (384,125)  12,721,568   9,316,026  21,573,004   5,740,557
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   40,291,289    226,824     (244,542)  13,243,654   9,706,704  23,633,328   5,992,075
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $68,076,699 $4,104,695   $  777,596  $31,081,800 $17,180,313 $29,099,518  $6,112,042
                          =========== ==========   ==========  =========== =========== ===========  ==========

                       See Notes to Financial Statements.


   Loomis                                                  T. Rowe
   Sayles                                                   Price                          Scudder
 High Yield                Janus                          Small Cap                         Global
    Bond                  Mid Cap                          Growth                           Equity
  Division                Division                        Division                         Division
 ----------              ----------                       ---------                        --------
 $ 256,747               $   98,545                       $      0                         $125,120
    15,303                   88,984                         71,325                           42,804
 ---------               ----------                       --------                         --------
   241,444                    9,561                        (71,325)                          82,316
 ---------               ----------                       --------                         --------
   (15,746)                 178,428                        (14,908)                          35,936
  (428,334)               4,299,801                        455,213                          556,946
 ---------               ----------                       --------                         --------
  (444,080)               4,478,229                        440,305                          592,882
 ---------               ----------                       --------                         --------
 $(202,636)              $4,487,790                       $368,980                         $675,198
 =========               ==========                       ========                         ========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                            State Street Research       State Street Research       State Street Research
                               Growth Division             Income Division          Money Market Division
                          --------------------------  --------------------------  --------------------------
                          For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
                             Ended         Ended         Ended         Ended         Ended         Ended
                          December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                              1998          1997          1998          1997          1998          1997
                          ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 27,785,410  $ 40,418,794  $ 3,877,871   $ 2,617,788   $ 1,022,138   $   353,194
 Net realized gain
  (loss) from security
  transactions..........     1,828,922     1,080,724      239,248        32,950       139,583        68,458
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........    38,462,367     6,378,588      (12,424)      748,796      (384,125)      (49,717)
                          ------------  ------------  -----------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    68,076,699    47,878,106    4,104,695     3,399,534       777,596       371,935
                          ------------  ------------  -----------   -----------   -----------   -----------
 From capital
  transactions:
 Net premiums...........    68,697,236    59,834,638   13,501,414    13,090,983    28,800,532    13,691,749
 Redemptions............    (9,651,413)   (7,416,220)  (1,455,088)   (1,082,695)     (292,311)     (357,692)
 Net portfolio
  transfers.............       462,907     3,569,720    2,032,607     1,296,485   (12,984,969)  (12,877,177)
 Other net transfers....   (33,909,522)  (29,309,077)  (5,444,551)   (4,895,666)   (2,036,921)     (887,059)
                          ------------  ------------  -----------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........    25,599,208    26,679,061    8,634,382     8,409,107    13,486,331      (430,179)
                          ------------  ------------  -----------   -----------   -----------   -----------
NET CHANGE IN NET AS-
 SETS...................    93,675,907    74,557,167   12,739,077    11,808,641    14,263,927       (58,244)
NET ASSETS--BEGINNING OF
 YEAR...................   238,886,242   164,329,075   43,700,894    31,892,253     7,996,235     8,054,479
                          ------------  ------------  -----------   -----------   -----------   -----------
NET ASSETS--END OF
 YEAR...................  $332,562,149  $238,886,242  $56,439,971   $43,700,894   $22,260,162   $ 7,996,235
                          ============  ============  ===========   ===========   ===========   ===========

                       See Notes to Financial Statements.

                              State Street Research                                         Santander
  State Street Research         Aggressive Growth                MetLife               International Stock
  Diversified Division              Division              Stock Index Division              Division
--------------------------  --------------------------  --------------------------  --------------------------
For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    1998          1997          1998          1997          1998          1997          1998          1997
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 17,838,146  $ 22,302,995  $  7,473,609  $  3,470,806  $  5,466,190  $ 1,186,647   $   119,967   $  (232,079)
     522,086       418,723       390,678       136,827     2,060,324    1,210,648       251,518       (84,952)
  12,721,568     1,103,869     9,316,026     2,615,059    21,573,004   13,344,725     5,740,557      (691,181)
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  31,081,800    23,825,587    17,180,313     6,222,692    29,099,518   15,742,020     6,112,042    (1,008,212)
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  48,746,380    41,236,061    48,080,744    52,235,040    59,343,787   38,059,853    10,224,172    11,240,912
  (5,712,146)   (4,829,385)   (4,373,459)   (3,613,975)   (2,361,734)  (1,198,193)   (1,153,624)   (1,139,393)
   2,809,643     1,557,340    (6,687,894)   (5,941,719)    9,729,932    9,580,428    (2,377,311)   (3,084,541)
 (23,504,994)  (19,209,913)  (18,773,580)  (20,670,473)  (23,041,439) (13,547,536)   (3,678,501)   (5,008,528)
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  22,338,883    18,754,103    18,245,811    22,008,873    43,670,546   32,894,552     3,014,736     2,008,450
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  53,420,683    42,579,690    35,426,124    28,231,565    72,770,064   48,636,572     9,126,778     1,000,238
 155,399,757   112,820,067   118,656,036    90,424,471    86,096,612   37,460,040    27,125,955    26,125,717
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
$208,820,440  $155,399,757  $154,082,160  $118,656,036  $158,866,676  $86,096,612   $36,252,733   $27,125,955
============  ============  ============  ============  ============  ===========   ===========   ===========

                     Metropolitan Life Separate Account UL

                                 Loomis Sayles                   Janus
                           High Yield Bond Division        Mid Cap Division
                          --------------------------- ----------------------------
                                       For the Period               For the Period
                          For the Year March 3, 1997  For the Year  March 3, 1997
                             Ended           to          Ended            to
                          December 31,  December 31,  December 31,   December 31,
                              1998          1997          1998           1997
                          ------------ -------------- ------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................   $  241,444    $   59,549   $     9,561     $    5,937
 Net realized gain
  (loss) from security
  transactions..........      (15,746)        9,361       178,428         26,779
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........     (428,334)      (70,093)    4,299,801        223,402
                           ----------    ----------   -----------     ----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     (202,636)       (1,183)    4,487,790        256,118
                           ----------    ----------   -----------     ----------
 From capital
  transactions:
 Net premiums...........    1,559,975       590,158    13,796,446      2,676,784
 Redemptions............      (29,635)       (1,126)     (179,560)       (46,974)
 Net portfolio
  transfers.............      180,422     1,002,454     4,280,509      1,554,471
 Other net transfers....     (451,340)     (107,178)   (5,121,876)      (577,161)
                           ----------    ----------   -----------     ----------
 Net increase in net
  assets resulting from
  capital transactions..    1,259,422     1,484,308    12,775,519      3,607,120
                           ----------    ----------   -----------     ----------
NET CHANGE IN NET
 ASSETS.................    1,056,786     1,483,125    17,263,309      3,863,238
NET ASSETS--BEGINNING OF
 PERIOD.................    1,483,125           --      3,863,238            --
                           ----------    ----------   -----------     ----------
NET ASSETS--END OF
 PERIOD.................   $2,539,911    $1,483,125   $21,126,547     $3,863,238
                           ==========    ==========   ===========     ==========

                       See Notes to Financial Statements.

           T. Rowe Price                                      Scudder
     Small Cap Growth Division                        Global Equity Division
 ------------------------------------            ----------------------------------------------
                      For the Period                                       For the Period
 For the Year         March 3, 1997              For the Year              March 3, 1997
    Ended                   to                      Ended                        to
 December 31,          December 31,              December 31,               December 31,
     1998                  1997                      1998                       1997
 ------------         --------------             ------------              --------------
 $   (71,325)           $   (8,790)              $    82,316                 $   23,414
     (14,908)               47,764                    35,936                     21,982
     455,213                47,067                   556,946                     (8,556)
 -----------            ----------               -----------                 ----------
     368,980                86,041                   675,198                     36,840
 -----------            ----------               -----------                 ----------
   8,413,079             1,816,732                 3,660,518                  1,425,649
     (87,656)              (40,707)                  (44,451)                    (7,873)
   3,021,876             3,110,800                 2,251,711                  1,855,028
  (2,968,930)             (414,754)               (1,263,459)                  (286,303)
 -----------            ----------               -----------                 ----------
   8,378,369             4,472,071                 4,604,319                  2,986,501
 -----------            ----------               -----------                 ----------
   8,747,349             4,558,112                 5,279,517                  3,023,341
   4,558,112                   --                  3,023,341                        --
 -----------            ----------               -----------                 ----------
 $13,305,461            $4,558,112               $ 8,302,858                 $3,023,341
 ===========            ==========               ===========                 ==========

                     Metropolitan Life Separate Account UL

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and consists of eleven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund'). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life. On March 3, 1997, operations commenced for the four new investment divisions added to the Separate Account on that date: the Loomis Sayles High Yield Bond Division, the Janus Mid Cap Division, the T. Rowe Price Small Cap Growth Division and the Scudder Global Equity Division.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1.SIGNIFICANT ACCOUNTING POLICIES

  A.Valuation of Investments

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the eleven designated portfolios of the Fund in which the eleven investment divisions of the Separate Account invests as of December 31, 1998 is included as Note 5.

  B.Security Transactions

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C.Federal Income Taxes

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any Federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D.Net Premiums

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain of the policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

2.DIVIDENDS

  On May 5, 1998 and December 16, 1998, the Fund declared dividends for all shareholders of record on May 7, 1998 and December 23, 1998, respectively. The amount of dividends received by the Separate Account was $71,190,477. The dividends were paid to Metropolitan Life on May 8, 1998 and December 24, 1998, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the eleven investment divisions increased by the following: State Street Research Growth Portfolio, 827,171 shares; State Street Research Income Portfolio, 339,329 shares; State Street Research Money Market Portfolio, 112,807 shares; State Street Research Diversified Portfolio, 1,066,122 shares; State Street Research Aggressive Growth Portfolio, 304,920 shares; MetLife Stock Index Portfolio, 183,724 shares; Santander International Stock Portfolio, 28,929 shares; Loomis Growth Sayles High Yield Bond Portfolio, 30,811 shares; Janus Mid Cap Portfolio, 6,072 shares; T. Rowe Price Small Cap Growth Portfolio, 0 shares and Scudder Global Equity Portfolio, 10,237 shares.

3.EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a charge against the assets attributable to the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge varies by policy type but will not be higher than an effective annual rate of .90% of the average daily value of the net assets or the monthly anniversary value of the net assets in the Separate Account which are attributable to such policies.

4.CHANGE OF NAME

  Effective November 9, 1998, Santander Global Advisors, Inc. became the sub-investment manager of the Santander International Stock Portfolio (formerly State Street Research International Stock Portfolio) of the Metropolitan Series Fund, Inc. Simultaneously with that change, the corresponding investment division had its name changed to the Santander International Stock Division.

5.SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1998

  Below are summarized information of the investments of the portfolios of the Fund in which each of the investment divisions invest.
                         Metropolitan Series Fund, Inc.

                           State Street            State Street           State Street           State Street
                             Research                Research               Research               Research
                              Growth                  Income              Money Market           Diversified
                            Portfolio               Portfolio              Portfolio              Portfolio
                          --------------           ------------           ------------          --------------
COMMON STOCK
 Automotive.............  $   50,517,664    (1.6%)                                              $   22,855,593    (0.9%)
 Banking................     172,519,438    (5.5%)                                                  80,028,947    (3.0%)
 Broadcasting...........     225,213,831    (7.2%)                                                 105,681,212    (4.0%)
 Business Services......      18,336,219    (0.6%)                                                   8,507,594    (0.3%)
 Chemicals..............      62,797,294    (2.0%)                                                  29,250,869    (1.1%)
 Computer Equipment &         41,206,377    (1.3%)                                                  19,014,400    (0.7%)
  Service...............
 Drugs & Health Care....     131,563,219    (4.2%)                                                  60,383,637    (2.3%)
 Electrical Equipment...     138,582,619    (4.5%)                                                  63,888,537    (2.4%)
 Electronics............     138,832,022    (4.5%)                                                  64,421,153    (2.4%)
 Entertainment &              27,114,300    (0.9%)                                                  12,803,681    (0.5%)
  Leisure...............
 Financial Services.....     191,024,825    (6.1%)                                                  88,565,588    (3.3%)
 Food & Beverages.......     134,094,937    (4.3%)                                                  60,573,275    (2.3%)
 Forest Products &            32,516,000    (1.0%)                                                  14,948,000    (0.6%)
  Paper.................
 Hotel & Motel..........      19,960,981    (0.6%)                                                   9,194,031    (0.3%)
 Household Products.....      46,167,600    (1.5%)                                                  21,275,813    (0.8%)
 Insurance..............     141,994,575    (4.6%)                                                  64,324,269    (2.4%)
 Medical Equipment &         117,281,881    (3.8%)                                                  54,248,912    (2.0%)
  Supply................
 Miscellaneous..........                                                                            44,334,619    (1.7%)
 Multi-Industry.........      95,549,138    (3.1%)
 Office & Business           191,625,919    (6.2%)                                                  88,440,600    (3.3%)
  Equipment.............
 Oil & Gas Exploration..       7,017,606    (0.2%)                                                   3,077,344    (0.1%)
 Oil....................      45,891,390    (1.5%)                                                  21,240,514    (0.8%)
 Oil-Domestic...........      53,123,188    (1.7%)                                                  24,575,613    (0.9%)
 Oil-International......      54,448,875    (1.7%)                                                  25,169,625    (1.0%)
 Pollution Control......      16,542,550    (0.5%)                                                   7,697,788    (0.3%)
 Restaurant.............      56,595,225    (1.8%)                                                  26,450,950    (1.0%)
 Retail Grocery.........      96,199,400    (3.1%)                                                  44,458,550    (1.7%)
 Retail Trade...........     203,995,450    (6.6%)                                                  94,199,631    (3.5%)
 Software...............      82,984,778    (2.7%)                                                  38,365,860    (1.4%)
 Telecommunications           20,702,053    (0.7%)                                                   9,738,909    (0.4%)
  Equipment & Services..
 Tobacco................      55,233,400    (1.8%)                                                  26,279,200    (1.0%)
 Transportation-                                                                                           288    (0.0%)
  Trucking..............
 Utilities-Electric.....      85,602,613    (2.8%)                                                  38,564,994    (1.5%)
 Utilities-Gas                28,536,956    (0.9%)                                                  13,312,681    (0.5%)
  Distribution &
  Pipelines.............
 Utilities-Telephone....     178,222,078    (5.7%)                                                  82,338,872    (3.1%)
                          --------------                                                        --------------
 Total Common Stock.....   2,961,994,401   (95.2%)                                               1,368,211,549   (51.5%)
                          --------------                                                        --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Asset Backed...........                           $  5,952,261    (1.1%)                               55,261    (0.0%)
 Banking................                              4,912,622    (0.9%)                           17,413,654    (0.7%)
 Collateralized Mortgage                             23,365,521    (4.4%)                           44,988,869    (1.7%)
  Obligations...........
 Drugs & Health Care....                              4,023,433    (0.8%)                            9,762,956    (0.4%)
 Electrical Equipment...                                                                             5,669,210    (0.2%)
 Finance & Banking......                                                                            12,285,984    (0.5%)
 Financial Services.....                             88,530,073   (16.8%)                          187,150,983    (7.0%)
 Food & Beverages.......                              7,991,697    (1.5%)
 Healthcare Services....                             10,514,202    (2.0%)                           19,278,706    (0.7%)
 Household Products.....                              4,022,759    (0.8%)                            5,804,994    (0.2%)
 Industrials............                             25,394,604    (4.8%)                           96,688,722    (3.6%)
 Insurance..............                              2,999,260    (0.6%)                            6,981,640    (0.3%)
 Miscellaneous..........                              2,397,587    (0.5%)                            9,052,290    (0.3%)
 Mortgage Related.......                              2,067,088    (0.4%)                           18,490,416    (0.7%)
 Multi-Industry.........                              4,255,312    (0.8%)                           14,878,388    (0.6%)
 Newspapers.............                             10,184,873    (1.9%)                           20,021,470    (0.7%)
 Pollution Control......                              6,608,464    (1.3%)                           17,460,438    (0.7%)
 Restaurant.............                              3,312,855    (0.6%)                            4,164,732    (0.2%)
 Retail Grocery.........                              5,018,800    (0.9%)                           10,149,300    (0.4%)
 Utilities-Electric.....                             11,597,255    (2.2%)                           11,922,582    (0.4%)
 Utilities-Telephone....                              4,725,144    (0.9%)                           15,953,880    (0.6%)
                                                   ------------                                 --------------
 Total Corporate Bonds..                            227,873,810   (43.2%)                          528,174,475   (19.9%)
Federal Agency                                       43,969,433    (8.3%)                           99,933,906    (3.8%)
 Obligations............
Federal Treasury                                    190,468,139   (36.2%)                          413,509,607   (15.6%)
 Obligations............
Foreign Obligations.....                             14,827,292    (2.8%)                           31,091,792    (1.2%)
State Agency                                         20,142,424    (3.8%)                           50,582,786    (1.9%)
 Obligation.............
Yankee Bonds............                             21,382,026    (4.1%)                           43,966,468    (1.6%)
                                                   ------------                                 --------------
 Total Bonds............                            518,663,124   (98.4%)                        1,167,259,034   (44.0%)
                                                   ------------                                 --------------
SHORT-TERM OBLIGATIONS
 Commercial Paper.......     153,385,000    (4.9%)   24,658,252    (4.7%) $38,907,115   (94.5%)    144,348,000    (5.4%)
                          --------------           ------------           -----------           --------------
FOREIGN OBLIGATIONS ....                                                    1,978,317    (4.8%)
                                                                          -----------
TOTAL INVESTMENTS.......   3,115,379,401  (100.1%)  543,321,376  (103.1%)  40,885,432   (99.3%)  2,679,818,583  (100.9%)
 Other Assets Less            (3,298,290)  (-0.1%)  (16,467,003)  (-3.1%)     299,303    (0.7%)    (22,831,517)  (-0.9%)
  Liabilities...........
                          --------------           ------------           -----------           --------------
NET ASSETS..............  $3,112,081,111  (100.0%) $526,854,373  (100.0%) $41,184,735  (100.0%) $2,656,987,066  (100.0%)
                          ==============           ============           ===========           ==============

                         Metropolitan Series Fund, Inc.

                                                     State Street
                                                       Research               Santander
                               MetLife                Aggressive            International
                             Stock Index                Growth                  Stock
                              Portfolio               Portfolio               Portfolio
                            --------------          --------------          -------------
 COMMON STOCK
 Aerospace...............   $   39,162,797   (1.3%) $   19,058,175   (1.3%) $  1,022,761     (0.3%)
 Automotive..............       50,697,557   (1.6%)     50,687,806   (3.6%)    9,542,116     (3.2%)
 Banking.................      226,942,249   (7.3%)     13,915,069   (1.0%)   43,646,670    (14.7%)
 Broadcasting............       68,923,306   (2.2%)    129,192,089   (9.0%)
 Business Services.......                              182,199,234  (12.7%)
 Building &                     11,707,369   (0.4%)                            6,667,401     (2.2%)
 Construction............
 Business Services.......       44,921,087   (1.4%)
 Chemicals...............       56,423,606   (1.8%)     52,643,156   (3.7%)      539,483     (0.2%)
 Computer Equipment &          117,894,780   (3.8%)     39,012,934   (2.7%)
 Service.................
 Construction & Mining             148,738   (0.0%)
 Equipment...............
 Construction Materials..                                                      8,604,883     (2.9%)
 Consumer Products.......                                                        581,507     (0.2%)
 Containers & Glass......        5,030,406   (0.2%)     11,219,387   (0.8%)
 Cosmetics...............        5,524,500   (0.2%)
 Drugs & Health Care.....      275,280,674   (8.8%)     57,715,516   (4.0%)   30,583,278    (10.3%)
 Education...............                               21,623,094   (1.5%)
 Electrical Equipment....      133,697,394   (4.3%)      7,149,188   (0.5%)    5,308,380     (1.8%)
 Electronics.............      162,610,341   (5.2%)     72,071,731   (5.0%)    8,966,121     (3.0%)
 Entertainment &                29,081,710   (0.9%)     89,647,425   (6.3%)
 Leisure.................
 Financial Services......      155,792,983   (5.0%)     26,278,875   (1.8%)   10,369,932     (3.5%)
 Food & Beverages........      142,667,553   (4.6%)                            3,010,144     (1.0%)
 Forest Products &              27,901,546   (0.9%)                              593,175     (0.2%)
 Paper...................
 Healthcare Services.....        1,019,313   (0.0%)     20,341,956   (1.4%)
 Homebuilders............        1,575,306   (0.1%)                            3,931,488     (1.3%)
 Hospital Management.....        9,035,485   (0.3%)     16,403,625   (1.2%)
 Hotel & Motel...........        5,102,388   (0.2%)     20,250,769   (1.4%)
 Household Appliances &          5,126,825   (0.2%)                            4,650,482     (1.6%)
 Home Furnishings........
 Household Products......       88,111,919   (2.8%)
 Industrial Components &           231,000   (0.0%)
 Material................
 Insurance...............      100,057,086   (3.2%)     42,106,469   (2.9%)   28,578,219     (9.6%)
 Liquor..................        4,647,400   (0.1%)
 Machinery...............       21,152,778   (0.7%)
 Medical Equipment &            86,922,531   (2.8%)     13,084,500   (0.9%)
 Supply..................
 Metals-Aluminum.........        7,229,194   (0.2%)
 Metals-Gold.............        5,043,754   (0.2%)
 Metals-Non-Ferrous......        1,590,626   (0.1%)                            2,856,153     (1.0%)
 Metals-Steel & Iron.....        2,500,224   (0.1%)                              649,136     (0.2%)
 Mining..................        1,733,106   (0.1%)
 Miscellaneous...........       21,171,351   (0.7%)     12,238,669   (0.9%)    3,109,774     (1.0%)
 Multi-Industry..........       11,674,256   (0.4%)                            2,932,702     (1.0%)
 Newspapers..............       14,141,700   (0.5%)
 Office & Business             139,575,075   (4.5%)     38,931,731   (2.7%)    1,794,427     (0.6%)
 Equipment...............
 Oil & Gas Exploration...        2,982,744   (0.1%)     15,520,862   (1.1%)    5,273,395     (1.8%)
 Oil-Domestic............       23,193,860   (0.7%)
 Oil-International.......      133,887,606   (4.3%)                           10,485,842     (3.5%)
 Oil-Services............       17,001,025   (0.5%)
 Photography.............        7,522,413   (0.2%)                            3,083,591     (1.0%)
 Pollution Control.......        9,371,951   (0.3%)     24,137,762   (1.7%)
 Printing & Publishing...        8,504,231   (0.3%)     32,332,737   (2.3%)
 Restaurant..............       20,110,638   (0.6%)
 Retail Grocery..........       24,447,469   (0.8%)                            4,145,160     (1.4%)
 Retail Trade............      177,505,612   (5.7%)    190,272,119  (13.3%)    7,371,495     (2.5%)
 Software................      148,059,255   (4.8%)     99,577,969   (7.0%)
 Telecommunications                                     73,478,888   (5.1%)   12,397,259     (4.2%)
 Equipment & Services....
 Textiles & Apparel......        7,063,863   (0.2%)     10,687,669   (0.8%)
 Tires & Rubber..........        3,766,669   (0.1%)                            1,421,457     (0.5%)
 Tobacco.................       45,493,656   (1.5%)                            9,957,902     (3.3%)
 Toys & Amusements.......        3,494,528   (0.1%)     11,522,594   (0.8%)    1,598,187     (0.5%)
 Transportation..........                                                        624,855     (0.2%)
 Transportation-                 9,437,948   (0.3%)                            3,280,800     (1.1%)
 Airlines................
 Transportation-                                                               3,068,259     (1.0%)
 Miscellaneous...........
 Transportation-                14,912,864   (0.5%)                              508,639     (0.2%)
 Railroad................
 Transportation-                   572,000   (0.0%)
 Trucking................
 Utilities-Electric......       75,968,625   (2.4%)                           11,213,151     (3.8%)
 Utilities-Gas                  13,329,126   (0.4%)     16,061,906   (1.1%)    3,019,359     (1.0%)
 Distribution &
 Pipelines...............
 Utilities-                      1,886,504   (0.1%)                            2,707,194     (0.9%)
 Miscellaneous...........
 Utilities-Telephone.....      259,132,899   (8.3%)                           33,505,139    (11.3%)
                            --------------          --------------          ------------
 Total Common Stock......    3,089,695,399  (99.3%)  1,409,363,904  (98.5%)  291,599,916    (98.0%)
                                                                            ------------
 PREFERRED STOCK
 Retail Trade............                                                        269,563     (0.1%)
                                                                            ------------
 Total Preferred Stock...                                                        269,563     (0.1%)
                                                                            ------------
 Total Equity                                                                291,869,479
 Securities..............
 SHORT-TERM OBLIGATIONS--                                                      6,447,000     (2.2%)
 REPURCHASE AGREEMENTS...
                                                                            ------------
 SHORT-TERM OBLIGATIONS--                                1,574,324   (0.1%)
 COMMERCIAL PAPER........
                            --------------          --------------
 TOTAL INVESTMENTS.......    3,089,695,399  (99.3%)  1,410,938,228  (98.6%)  298,316,479   (100.3%)
 Other Assets Less              22,223,585   (0.7%)     20,398,358   (1.4%)     (935,567)   (-0.3%)
 Liabilities.............
                            --------------          --------------          ------------
 NET ASSETS..............   $3,111,918,984 (100.0%) $1,431,336,586 (100.0%) $297,380,912   (100.0%)
                            ==============          ==============          ============

                         Metropolitan Series Fund, Inc.

                                                         Loomis Sayles
                                                        High Yield Bond
                                                           Portfolio
                                                        ---------------
COMMON STOCK
 Banking...............................................   $    15,557     (0.0%)
 Forest Products & Paper...............................       870,986     (2.1%)
 Oil & Gas Exploration.................................        52,216     (0.1%)
 Real Estate...........................................       539,556     (1.3%)
 Restaurant............................................        12,460     (0.0%)
 Utilities-Electric....................................        89,870     (0.2%)
                                                          -----------
 Total Common Stock....................................     1,580,645     (3.7%)
                                                          -----------
PREFERRED STOCK
 Banking...............................................       212,295     (0.4%)
 Construction Materials................................        62,344     (0.2%)
 Financial Services....................................       164,529     (0.4%)
 Metals-Steel & Iron...................................       265,687     (0.6%)
 Office & Business Equipment...........................       820,589     (1.9%)
 Oil-Services..........................................       112,219     (0.3%)
 Transportation-Shipping...............................       232,000     (0.6%)
 Transportation-Trucking...............................        51,000     (0.1%)
 Utilities-Electric....................................       320,200     (0.8%)
 Utilities-Telephone...................................       213,750     (0.5%)
                                                          -----------
 Total Preferred Stock.................................     2,454,613     (5.8%)
                                                          -----------
LONG-TERM DEBT SECURITIES
Convertible Bonds:
 Automotive............................................       351,750     (0.8%)
 Building & Construction...............................        84,000     (0.2%)
 Computer Equipment & Service..........................     3,652,187     (8.6%)
 Drugs & Health Care...................................     1,117,000     (2.6%)
 Electronics...........................................     1,819,762     (4.3%)
 Entertainment & Leisure...............................        75,580     (0.2%)
 Foreign Obligation....................................     4,378,810    (10.3%)
 Healthcare Services...................................       171,313     (0.4%)
 Industrial Components & Material......................        73,750     (0.2%)
 Industrials...........................................       117,975     (0.3%)
 Medical Equipment & Supply............................       407,825     (1.0%)
 Metals-Steel & Iron...................................             0     (0.0%)
 Mining................................................       354,875     (0.8%)
 Oil & Gas Exploration.................................       136,000     (0.3%)
 Oil-Services..........................................       261,056     (0.6%)
 Pollution Control.....................................       375,458     (0.9%)
 Real Estate...........................................        94,000     (0.2%)
 Restaurant............................................       608,630     (1.4%)
 Retail Trade..........................................        81,000     (0.2%)
 Telecommunications Equipment & Services...............       190,000     (0.5%)
 Textiles & Apparel....................................       411,162     (1.0%)
 Transportation-Shipping...............................       241,125     (0.6%)
 Transportation-Trucking...............................       128,000     (0.3%)
                                                          -----------
 Total Convertible Bonds...............................    15,131,258    (35.7%)
                                                          -----------
Corporate Bonds:
 Broadcasting..........................................     1,762,079     (4.2%)
 Food & Beverages......................................       588,209     (1.4%)
 Industrials...........................................       484,325     (1.1%)
 Oil & Gas Exploration.................................       856,500     (2.0%)
 Retail Grocery........................................       216,000     (0.5%)
 Retail Trade..........................................       389,250     (0.9%)
 Telecommunications Equipment & Services...............     2,226,525     (5.3%)
 Transportation........................................       412,500     (1.0%)
 Transportation-Shipping...............................       360,000     (0.9%)
 Utilities-Electric....................................       783,500     (1.8%)
 Utilities-Telephone...................................     1,162,125     (2.7%)
                                                          -----------
 Total Corporate Bonds.................................     9,241,013    (21.8%)
                                                          -----------
Foreign Obligations....................................     9,503,947    (22.4%)
                                                          -----------
Yankee Bonds...........................................     2,867,825     (6.7%)
                                                          -----------
 Total Bonds...........................................    36,744,043    (96.1%)
                                                          -----------
SHORT-TERM OBLIGATIONS--REPURCHASE AGREEMENTS..........       794,000     (1.9%)
                                                          -----------
TOTAL INVESTMENTS......................................    41,573,301    (98.0%)
 Other Assets Less Liabilities.........................       829,690     (2.0%)
                                                          -----------
NET ASSETS.............................................   $42,402,991   (100.0%)
                                                          ===========

                         Metropolitan Series Fund, Inc.

                               Janus               T. Rowe Price               Scudder
                              Mid Cap             Small Cap Growth          Global Equity
                             Portfolio               Portfolio                Portfolio
                            ------------          ----------------          -------------
 COMMON STOCK
 Aerospace...............     $3,727,399   (1.0%)   $  4,229,684      2.2%) $  1,879,388     (1.7%)
 Automotive..............                              2,564,169     (1.4%)
 Banking.................      9,622,934   (2.6%)      4,461,345     (2.4%)    4,198,216     (3.7%)
 Biotechnology...........     11,305,260   (3.0%)      1,266,294     (0.7%)    1,453,650     (1.3%)
 Broadcasting............     56,634,368  (15.2%)      8,249,688     (4.4%)    5,551,477     (4.9%)
 Building &                                            2,130,563     (1.1%)
  Construction...........
 Business Services.......     28,673,398   (7.7%)     20,708,402    (11.0%)    1,494,872     (1.3%)
 Chemicals...............                              1,736,627     (0.9%)    7,465,971     (6.6%)
 Computer Equipment &         24,005,995   (6.5%)     13,056,117     (6.9%)
  Service................
 Construction Materials..                              1,041,569     (0.6%)      804,892     (0.7%)
 Construction & Mining                                 1,196,531     (0.6%)
  Equipment..............
 Consumer Products.......                                810,937     (0.4%)    1,847,336     (1.6%)
 Consumer Services.......                                                        314,036     (0.3%)
 Drugs & Health Care.....     29,539,775   (8.0%)     15,080,999     (8.0%)    4,157,539     (3.7%)
 Education...............     49,914,109  (13.4%)      2,946,847     (1.6%)
 Electrical Equipment....                              1,206,631     (0.6%)    1,451,842     (1.3%)
 Electronics.............     31,345,472   (8.5%)     15,441,078     (8.2%)    2,655,535     (2.3%)
 Entertainment &               3,353,212   (0.9%)      4,214,784     (2.2%)
  Leisure................
 Financial Services......     18,747,329   (5.0%)      5,415,602     (2.9%)      645,360     (0.6%)
 Food & Beverages........                              2,135,359     (1.1%)    2,954,732     (2.6%)
 Forest Products &                                        55,000     (0.0%)      319,973     (0.3%)
  Paper..................
 General Business........      3,927,964   (1.1%)
 Healthcare Services.....                              4,612,719     (2.4%)
 Hospital Management.....                                638,575     (0.3%)
 Hotel & Motel...........                                340,747     (0.2%)
 Household Appliances &                                  403,925     (0.2%)
  Home Furnishings.......
 Insurance...............                              3,745,319     (2.0%)   11,857,700    (10.4%)
 Machinery...............                                                        669,592     (0.6%)
 Medical Equipment &                                   4,249,506     (2.2%)    1,516,833     (1.3%)
  Supply.................
 Metals--Gold............                                                      2,892,048     (2.5%)
 Metals--Non-Ferrous.....                                215,600     (0.1%)    2,869,241     (2.5%)
 Metals--Steel & Iron....                                                      1,047,581     (0.9%)
 Mining..................                                                        876,832     (0.8%)
 Miscellaneous...........                              1,838,275     (1.0%)
 Multi-Industry..........      3,295,292   (0.9%)                              3,397,089     (3.0%)
 Newspapers..............                              1,033,000     (0.5%)
 Office & Business                                     4,521,756     (2.4%)    3,408,501     (3.0%)
  Equipment..............
 Oil & Gas Exploration...                                697,450     (0.4%)    1,039,598     (0.9%)
 Oil.....................                                                        213,875     (0.2%)
 Oil--Domestic...........                                                      1,949,213     (1.7%)
 Oil--International......                                                      1,961,332     (1.7%)
 Oil--Services...........                              1,409,228     (0.7%)      904,951     (0.8%)
 Photography.............                                450,056     (0.2%)
 Pollution Control.......                                923,737     (0.5%)
 Printing & Publishing...                              1,210,744     (0.6%)    1,014,244     (0.9%)
 Real Estate.............                              1,252,440     (0.7%)    1,934,002     (1.7%)
 Restaurant..............     19,240,018   (5.2%)      3,582,490     (1.9%)
 Retail Grocery..........                              1,872,900     (1.0%)
 Retail Trade............     13,958,932   (3.8%)     16,684,107     (8.8%)
 Shipbuilding............                                717,072     (0.4%)
 Software................     13,719,159   (3.7%)     14,046,833     (7.4%)    3,141,600     (2.8%)
 Telecommunications           27,154,008   (7.3%)     10,619,403     (5.6%)    1,177,250     (1.0%)
  Equipment & Services...
 Textiles & Apparel......                              1,837,403     (1.0%)
 Transportation--              6,419,241   (1.7%)      1,762,225     (0.9%)    2,026,000     (1.8%)
  Airlines...............
 Transportation--                                        883,047     (0.5%)    1,918,670     (1.7%)
  Railroad...............
 Transportation--                                      1,206,775     (0.6%)
  Trucking...............
 Utilities--Electric.....                                                      7,631,561     (6.7%)
 Utilities--Gas                                                                2,852,129     (2.5%)
  Distribution &
  Pipelines..............
 Utilities--Telephone....                                103,469     (0.1%)    2,664,242     (2.3%)
                            ------------            ------------            ------------
 Total Common Stock......    354,583,865  (95.5%)    188,807,027    (99.8%)   96,158,903    (84.6%)
                            ------------            ------------            ------------
 PREFERRED STOCK
 Food & Beverages........                                                        227,228     (0.2%)
 Metals--Steel & Iron....                                                        327,140     (0.3%)
 Oil--International......                                                        244,426     (0.2%)
 Software................                                                      1,099,328     (1.0%)
                            ------------            ------------            ------------
 Total Preferred Stock...            --                      --                1,898,122     (1.7%)
                            ------------            ------------            ------------
 Total Equity                354,583,865  (95.5%)    188,807,027    (99.8%)   98,057,025    (86.3%)
  Securities.............
                            ------------            ------------            ------------
 LONG-TERM DEBT
  SECURITIES
 Federal Treasury                                                              7,775,488     (6.8%)
  Obligations............
 Foreign Obligations.....                                                      2,113,840     (1.9%)
                                                                            ------------
 Total Long-Term Debt                                                          9,889,328     (8.7%)
  Securities.............
                                                                            ------------
 SHORT-TERM OBLIGATIONS
 Commercial Paper........     14,593,552   (3.9%)      1,170,561     (0.6%)
 Federal Agency                                        7,884,076     (4.2%)
  Obligations............
 Repurchase Agreements...                                                      6,398,000     (5.6%)
                            ------------            ------------            ------------
 Total Short-Term             14,593,552   (3.9%)      9,054,637     (4.8%)    6,398,000     (5.6%)
  Obligations............
                            ------------            ------------            ------------
 TOTAL INVESTMENTS.......    369,177,417  (99.4%)    197,861,664   (104.6%)  114,344,353   (100.6%)
 Other Assets Less             2,326,494   (0.6%)     (8,729,698)   (-4.6%)     (629,356)   (-0.6%)
  Liabilities............
                            ------------            ------------            ------------
 NET ASSETS..............   $371,503,911 (100.0%)   $189,131,966   (100.0%) $113,714,997   (100.0%)
                            ============            ============            ============

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1998--(CONCLUDED)

  The value of the investments of the Fund's portfolios are determined using the following valuation techniques. Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity Portfolio which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or it delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost, method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

  Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

                      Metropolitan Life Insurance Company

                       Consolidated Financial Statements
                  as of December 31, 1998 and 1997 and for the
                  Years Ended December 31, 1998, 1997 and 1996
                                      and
                          Independent Auditors' Report

                         Independent Auditors' Report

The Board of Directors and Policyholders of
Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of income, equity and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, in 1997 the Company changed the method of accounting for investment income on certain structured securities.

DELOITTE & TOUCHE LLP

New York, New York
February 4, 1999

                      Metropolitan Life Insurance Company

                       CONSOLIDATED STATEMENTS OF INCOME

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                          1998    1997    1996
                                                         ------- ------- -------
REVENUES
Premiums...............................................  $11,503 $11,278 $11,345
Universal life and investment-type product policy fees.    1,360   1,418   1,243
Net investment income..................................   10,228   9,491   8,978
Other revenues.........................................    1,965   1,491   1,246
Net realized investment gains..........................    2,021     787     231
                                                         ------- ------- -------
                                                          27,077  24,465  23,043
                                                         ------- ------- -------
EXPENSES
Policyholder benefits and claims.......................   12,488  12,234  12,286
Interest credited to policyholder account balances.....    2,731   2,884   2,868
Policyholder dividends.................................    1,653   1,742   1,728
Other expenses.........................................    8,118   5,934   4,755
                                                         ------- ------- -------
                                                          24,990  22,794  21,637
                                                         ------- ------- -------
Income before provision for income taxes, discontinued
 operations and extraordinary item.....................    2,087   1,671   1,406
Provision for income taxes.............................      740     468     482
                                                         ------- ------- -------
Income before discontinued operations and extraordinary
 item..................................................    1,347   1,203     924
Loss from discontinued operations......................      --      --       71
                                                         ------- ------- -------
Income before extraordinary item.......................    1,347   1,203     853
Extraordinary item--demutualization expense............        4     --       --
                                                         ------- ------- -------
Net income.............................................  $ 1,343 $ 1,203 $   853
                                                         ======= ======= =======

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                          CONSOLIDATED BALANCE SHEETS

                    December 31, 1998 and 1997 (In millions)

                                                                1998     1997
                                                              -------- --------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value......... $100,767 $ 92,630
  Equity securities, at fair value...........................    2,340    4,250
  Mortgage loans on real estate..............................   16,827   20,193
  Real estate and real estate joint ventures.................    6,287    7,080
  Policy loans...............................................    5,600    5,846
  Other limited partnership interests........................      964      855
  Short-term investments.....................................    1,369      679
  Other invested assets......................................    1,567    4,456
                                                              -------- --------
                                                               135,721  135,989
Cash and cash equivalents....................................    3,301    2,911
Accrued investment income....................................    1,994    1,860
Premiums and other receivables...............................    5,972    3,319
Deferred policy acquisition costs............................    6,560    6,436
Other........................................................    3,448    3,641
Separate account assets......................................   58,350   48,620
                                                              -------- --------
                                                              $215,346 $202,776
                                                              ======== ========
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits....................................... $ 72,701 $ 73,848
Policyholder account balances................................   46,494   48,543
Other policyholder funds.....................................    4,061    3,998
Policyholder dividends payable...............................      947      969
Short-term debt..............................................    3,585    4,587
Long-term debt...............................................    2,903    2,884
Income taxes payable, current and deferred...................      948      952
Other........................................................   10,772    4,650
Separate account liabilities.................................   58,068   48,338
                                                              -------- --------
                                                               200,479  188,769
                                                              -------- --------
Commitments and contingencies (Note 9)

Equity:
Retained earnings............................................   13,483   12,140
Accumulated other comprehensive income.......................    1,384    1,867
                                                              -------- --------
                                                                14,867   14,007
                                                              -------- --------
                                                              $215,346 $202,776
                                                              ======== ========

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                         Accumulated Other Comprehensive Income
                                                         ----------------------------------------------
                                                             Net             Foreign         Minimum
                                                          Unrealized        Currency         Pension
                                  Comprehensive Retained  Investment       Translation      Liability
                          Total      Income     Earnings    Gains          Adjustment       Adjustment
                         -------  ------------- -------- -------------    -------------    ------------
Balance at January 1,
 1996................... $11,754                $10,084    $       1,646     $         24    $        --
Comprehensive income:
 Net income.............     853     $  853         853
                                     ------
 Other comprehensive
  loss:
   Unrealized investment
    losses, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........               (618)                       (618)
   Foreign currency
    translation
    adjustments.........                 (6)                                           (6)
                                     ------
 Other comprehensive
  loss..................    (624)      (624)
                                     ------
   Comprehensive income.             $  229
                         -------     ======     -------    -------------     ------------    ------------
Balance at December 31,
 1996...................  11,983                 10,937            1,028               18             --
Comprehensive income:
 Net income.............   1,203     $1,203       1,203
                                     ------
 Other comprehensive
  income:
   Unrealized investment
    gains, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........                870                          870
   Foreign currency
    translation
    adjustments.........                (49)                                          (49)
                                     ------
 Other comprehensive
  income................     821        821
                                     ------
   Comprehensive income.             $2,024
                         -------     ======     -------    -------------     ------------    ------------
Balance at December 31,
 1997...................  14,007                 12,140            1,898              (31)            --
Comprehensive income:
 Net income.............   1,343     $1,343       1,343
 Other comprehensive
  loss:
   Unrealized investment
    losses, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........               (358)                        (358)
   Foreign currency
    translation
    adjustments.........               (113)                                         (113)
   Minimum pension
    liability
    adjustment..........                (12)                                                          (12)
                                     ------
 Other comprehensive
  loss..................    (483)      (483)
                         -------
                                     ------
   Comprehensive income.             $  860
                         -------                -------    -------------     ------------    ------------
                                     ======
Balance at December 31,
 1998................... $14,867                $13,483    $       1,540     $       (144)   $        (12)
                         =======                =======    =============     ============    ============

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                    1998      1997      1996
                                                  --------  --------  --------
Cash flows from operating activities
Net income....................................... $  1,343  $  1,203  $    853
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization expenses.......       56       (36)      (18)
    Gains from sales of investments and
     businesses, net.............................   (2,629)   (1,018)     (428)
    Change in undistributed income of real estate
     joint ventures and other limited partnership
     interests...................................      (91)      157       (45)
    Interest credited to policyholder account
     balances....................................    2,731     2,884     2,868
    Universal life and investment-type product
     policy fees.................................   (1,360)   (1,418)   (1,243)
    Change in accrued investment income..........     (181)     (215)      350
    Change in premiums and other receivables.....   (2,681)     (792)     (125)
    Change in deferred policy acquisition costs,
     net.........................................     (188)     (159)     (391)
    Change in insurance related liabilities......    1,493     2,364     2,349
    Change in income taxes payable...............      211       (99)     (134)
    Change in other liabilities..................    2,390      (206)      902
    Other, net...................................     (253)      207    (1,250)
                                                  --------  --------  --------
Net cash provided by operating activities........      841     2,872     3,688
                                                  --------  --------  --------
Cash flows from investing activities
  Sales, maturities and repayments of:
    Fixed maturities.............................   57,857    75,346    76,117
    Equity securities............................    3,085     1,821     2,069
    Mortgage loans on real estate................    2,296     2,784     2,380
    Real estate and real estate joint ventures...    1,122     2,046     2,358
    Other limited partnership interests..........      146       166       178
  Purchases of:
    Fixed maturities.............................  (67,543)  (76,603)  (76,225)
    Equity securities............................     (854)   (2,121)   (2,742)
    Mortgage loans on real estate................   (2,610)   (4,119)   (4,225)
    Real estate and real estate joint ventures...     (423)     (624)     (989)
    Other limited partnership interests..........     (723)     (338)     (307)
  Net change in short-term investments...........     (761)       63     1,028
  Net change in policy loans.....................      133        17      (128)
  Proceeds from sales of businesses..............    7,372       274        --
  Net change in investment collateral............    3,769        --        --
  Other, net.....................................     (183)     (378)     (438)
                                                  --------  --------  --------
Net cash provided by (used in) investing
 activities......................................    2,683    (1,666)     (924)
                                                  --------  --------  --------
Cash flows from financing activities
  Policyholder account balances:
    Deposits..................................... $ 19,361  $ 16,061  $ 17,167
    Withdrawals..................................  (21,706)  (18,831)  (19,321)
  Short-term debt, net...........................   (1,001)    1,265        69
  Long-term debt issued..........................      693       989        --
  Long-term debt repaid..........................     (481)     (104)     (284)
                                                  --------  --------  --------
Net cash used in financing activities............   (3,134)     (620)   (2,369)
                                                  --------  --------  --------
Change in cash and cash equivalents..............      390       586       395
Cash and cash equivalents, beginning of year.....    2,911     2,325     1,930
                                                  --------  --------  --------
Cash and cash equivalents, end of year........... $  3,301  $  2,911  $  2,325
                                                  ========  ========  ========
Supplemental disclosures of cash flow
 information:
  Interest....................................... $    367  $    422  $    310
                                                  ========  ========  ========
  Income taxes................................... $    579  $    589  $    497
                                                  ========  ========  ========

Cash paid during the year for:

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Dollar amounts are in millions unless otherwise stated)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance and retirement and savings products and services to corporations and other institutions.

 Basis of Presentation

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  During 1997, management changed to the retrospective interest method of accounting for investment income on structured notes in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income was not material.

 Principles of Consolidation

  The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint ventures in which MetLife has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Minority interest relating to consolidated entities included in other liabilities was $274 and $277 at December 31, 1998 and 1997, respectively.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1998 presentation.

 Investments

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate.

  Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized losses on investments. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

  Policy loans are stated at unpaid principal balances.

  Short-term investments are stated at amortized cost, which approximates fair value.

 Derivative Instruments

  The Company uses derivative instruments to manage market risk through one of four principal risk management strategies: the hedging of invested assets, liabilities, portfolios of assets or liabilities and anticipated transactions. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

  The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has strict policies regarding the financial stability and credit standing of its major counterparties.

  The Company's derivative instruments are designated as hedges and are highly correlated to the underlying risk at contract inception. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. Derivative instruments that lose their effectiveness are marked to market through net investment income.

  Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

  Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income, similar to the accounting for the investment security. Such contracts are accounted for at settlement by recording the purchase of the specified securities at fair value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment income.

  Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expense. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded as an adjustment to the proceeds from disposition.

  The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income, similar to the accounting for the underlying equity securities. Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are split into two components, time value and intrinsic value. Time value is amortized over the life of the applicable derivative instrument. The intrinsic value and any gains or losses relating to these derivative instruments adjust the basis of the underlying asset or liability and are recognized as a component of net investment income over the term of the underlying asset or liability being hedged as an adjustment to the yield.

 Cash and Cash Equivalents

  The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

 Property, Equipment and Leasehold Improvements

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Accumulated depreciation on property and equipment and accumulated amortization of leasehold improvements was $1,048 at both December 31, 1998 and 1997. Related depreciation and amortization expense was $95, $103 and $78 for the years ended December 31, 1998, 1997 and 1996, respectively.

 Deferred Policy Acquisition Costs

  The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

  Deferred policy acquisition costs for property and liability insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

 Other Intangible Assets

  The excess of cost over the fair value of net assets acquired ("goodwill") and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company continually reviews goodwill to assess recoverability from future operations using undiscounted cash flows.

Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. The value of business acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

                                 Value of Business Acquired       Goodwill
                                 --------------------------    ----------------
Years Ended December 31            1998      1997      1996    1998  1997  1996
-----------------------          --------  --------  --------  ----  ----  ----
Net Balance at January 1........ $    498  $    358  $    381  $884  $544  $377
Acquisitions....................       32       176         7    80   387   197
Amortization....................      (55)      (36)      (30)  (59)  (47)  (30)
                                 --------  --------  --------  ----  ----  ----
Net Balance at December 31...... $    475  $    498  $    358  $905  $884  $544
                                 ========  ========  ========  ====  ====  ====
December 31                        1998      1997              1998  1997
-----------                      --------  --------            ----  ----
Accumulated Amortization........ $    142  $     87            $207  $148
                                 ========  ========            ====  ====

 Future Policy Benefits and Policyholder Account Balances

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 2% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5% to 8%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 4% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 8%.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 3% to 17%, less expenses, mortality charges and withdrawals.

  The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year such refinements are made.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

  Premiums related to universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

 Dividends to Policyholders

  Dividends to policyholders are determined annually by the Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Participating Business

  Participating business represented approximately 21% and 22% of the Company's life insurance in-force, and 81% and 87% of the number of life insurance policies in-force, at December 31, 1998 and 1997, respectively. Participating policies represented approximately 39% and 40%, 41% and 41%, and 40% and 44% of gross and net life insurance premiums for the years ended December 31, 1998, 1997 and 1996, respectively.

 Income Taxes

  MetLife and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. Federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended ("the Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets and liabilities.

 Reinsurance

  The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

 Foreign Currency Translation

  Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are generally the functional currencies. Translation adjustments are charged or credited directly to other comprehensive income. Gains and losses from foreign currency transactions are reported in other expenses and were insignificant for all years presented.

 Extraordinary Item--Demutualization Expense

  On November 24, 1998, the Board of Directors authorized management to develop a plan to convert from a mutual life insurance company to a stock life insurance company (the "demutualization"). A final plan to convert to a publicly traded stock company is subject to the approval of the Board of Directors, the policyholders and the New York Superintendent of Insurance ("Superintendent"). The Department has not yet reviewed or approved any materials relating to the demutualization.

  The accompanying consolidated statements of income reflect an extraordinary charge of $4 (net of income taxes of $2) for the year ended December 31, 1998 related to costs associated with the demutualization.

Application of Accounting Pronouncements

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

  In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is required to adopt SFAS 133 as of January 1, 2000. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

  In April 1998, the AICPA issued SOP 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. The Company is required to adopt SOP 98-5 as of January 1, 1999. Adoption of SOP 98-5 is not expected to have a material effect on the Company's consolidated financial statements.

  In March 1998, the AICPA issued SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The Company is required to adopt SOP 98-1 as of January 1, 1999. Adoption of SOP 98-1 is not expected to have a material effect on the Company's consolidated financial statements.

  In December 1997, the AICPA issued SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. The Company is required to adopt SOP 97-3 as of January 1, 1999. Adoption of SOP 97-3 is not expected to have a material effect on the Company's consolidated financial statements.

  In 1998, the Company adopted SFAS 131, Disclosures About Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 establishes standards for reporting financial information and related disclosures about products and services, geographic areas and major customers relating to operating segments in annual financial statements. Adoption of SFAS 131 had no effect on the Company's consolidated financial statements.

  In 1998, the Company adopted SFAS 130, Reporting Comprehensive Income ("SFAS 130"). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Adoption of SFAS 130 had no effect on the Company's consolidated financial statements.

  In 1998, the Company adopted the provisions of SFAS 125 which were deferred by SFAS No. 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. The deferred provisions provide accounting and reporting standards related to repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of the provisions had the effect of increasing assets and liabilities by $3,769 at December 31, 1998 and increasing revenues and expenses by $266 for the year ended December 31, 1998.

2. INVESTMENTS

  The components of net investment income were as follows:

                                                   Years ended December 31,
                                                   ---------------------------
                                                     1998     1997      1996
                                                   --------  -------- --------
      Fixed maturities...........................  $  6,563  $ 6,445  $  6,042
      Equity securities..........................        78       50        60
      Mortgage loans on real estate..............     1,572    1,684     1,523
      Real estate and real estate joint ventures.     1,529    1,718     1,668
      Policy loans...............................       387      368       399
      Other limited partnership interests........       196      302       215
      Cash, cash equivalents and short-term
       investments                                      187      169       214
      Other......................................       841      368       401
                                                   --------  -------  --------
                                                     11,353   11,104    10,522
      Less: Investment expenses..................     1,125    1,613     1,544
                                                   --------  -------  --------
                                                    $10,228  $ 9,491   $ 8,978
                                                   ========  =======  ========

  Net realized investment gains, including changes in valuation allowances, were as follows:

                                                   Years ended December 31,
                                                   ---------------------------
                                                     1998     1997      1996
                                                   --------  -------- --------
      Fixed maturities...........................  $    573  $   118  $    234
      Equity securities..........................       994      224       101
      Mortgage loans on real estate..............        23       56       (86)
      Real estate and real estate joint ventures.       424      446       371
      Other limited partnership interests........        13       12      (129)
      Sale of subsidiaries.......................       531      139       --
      Other......................................        71       23       (33)
                                                   --------  -------  --------
                                                      2,629    1,018       458
      Amounts allocable to:
        Future policy benefit loss recognition...      (300)    (126)     (203)
        Deferred policy acquisition costs........      (240)     (70)       (4)
        Participating pension contracts..........       (68)     (35)      (20)
                                                   --------  -------  --------
                                                    $ 2,021  $   787  $    231
                                                   ========  =======  ========

  The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Fixed maturities.............................  $ 4,809  $ 4,766  $ 2,226
      Equity securities............................      832    1,605      563
      Other invested assets........................      125      294      474
                                                     -------  -------  -------
                                                       5,766    6,665    3,263
                                                     -------  -------  -------
      Amounts allocable to:
        Future policy benefit loss recognition.....   (2,248)  (2,189)  (1,219)
        Deferred policy acquisition costs..........     (902)  (1,147)    (420)
        Participating pension contracts............     (212)    (312)      (9)
      Deferred income taxes........................     (864)  (1,119)    (587)
                                                     -------  -------  -------
                                                      (4,226)  (4,767)  (2,235)
                                                     -------  -------  -------
                                                     $ 1,540  $ 1,898  $ 1,028
                                                     =======  =======  =======

The changes in net unrealized investment gains were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Balance at January 1.........................  $ 1,898  $ 1,028  $ 1,646
      Unrealized investment gains (losses) during
       the year....................................     (899)   3,402   (2,493)
      Unrealized investment (gains) losses relating
       to:
        Future policy benefit loss recognition.....      (59)    (970)     845
        Deferred policy acquisition costs..........      245     (727)     328
        Participating pension contracts............      100     (303)     341
      Deferred income taxes........................      255     (532)     361
                                                     -------  -------  -------
      Balance at December 31.......................  $ 1,540  $ 1,898  $ 1,028
                                                     =======  =======  =======
      Net change in unrealized investment gains....  $  (358) $   870  $  (618)
                                                     =======  =======  =======

 Fixed Maturities and Equity Securities

  Fixed maturities and equity securities at December 31, 1998 were as follows:

                                                            Gross
                                                Cost or   Unrealized  Estimated
                                               Amortized ------------   Fair
                                                 Cost     Gain   Loss   Value
                                               --------- ------- ---- ---------
Fixed Maturities:
  Bonds:
    U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies.................................  $ 6,640  $ 1,117 $ 10 $  7,747
    States and political subdivisions.........      597       26   --      623
    Foreign governments.......................    3,435      254   88    3,601
    Corporate.................................   46,377    2,471  260   48,588
    Mortgage and asset-backed securities         26,456      569   46   26,979
    Other.....................................   12,438    1,069  293   13,214
                                                -------  ------- ---- --------
                                                 95,943    5,506  697  100,752
    Redeemable preferred stocks...............       15      --   --        15
                                                -------  ------- ---- --------
                                                $95,958  $ 5,506 $697 $100,767
                                                =======  ======= ==== ========
  Equity Securities:
    Common stocks.............................  $ 1,286  $   923 $ 77 $  2,132
    Nonredeemable preferred stocks............      222        4   18      208
                                                -------  ------- ---- --------
                                                $ 1,508  $   927 $ 95 $  2,340
                                                =======  ======= ==== ========

  Fixed maturities and equity securities at December 31, 1997 were as follows:

                                                            Gross
                                                Cost or   Unrealized  Estimated
                                               Amortized ------------   Fair
                                                 Cost     Gain   Loss   Value
                                               --------- ------- ---- ---------
Fixed Maturities:
  Bonds:
    U.S. Treasury securities and obligations
     of U. S. government
     corporations and agencies................  $ 8,708  $ 1,010 $  2  $ 9,716
    States and political subdivisions.........      486       22   --      508
    Foreign governments.......................    3,420      371   52    3,739
    Corporate.................................   41,012    2,337  291   43,058
    Mortgage and asset-backed securities......   22,370      579   21   22,928
    Other.....................................   11,374      929  134   12,169
                                                -------  ------- ---- --------
                                                 87,370    5,248  500   92,118
    Redeemable preferred stocks...............      494       19    1      512
                                                -------  ------- ---- --------
                                                $87,864  $ 5,267 $501 $ 92,630
                                                =======  ======= ==== ========
Equity Securities:
    Common stocks.............................  $ 2,444  $ 1,716 $105 $  4,055
    Nonredeemable preferred stocks............      201        5   11      195
                                                -------  ------- ---- --------
                                                $ 2,645  $ 1,721 $116 $  4,250
                                                =======  ======= ==== ========

  The Company held foreign currency derivatives with notional amounts of $716 and $408 to hedge the exchange rate risk associated with foreign bonds at December 31, 1998 and 1997, respectively. The Company also held options with fair values of $(11) and $33 to hedge the market value of common stocks at December 31, 1998 and 1997, respectively.

  At December 31, 1998, fixed maturities held by the Company that were below investment grade or not rated by an independent rating agency totaled $8,289. At December 31, 1998, non-income producing fixed maturities were insignificant.

  The amortized cost and estimated fair value of bonds at December 31, 1998, by contractual maturity date, are shown below:

                                                                       Estimated
                                                             Amortized   Fair
                                                               Cost      Value
                                                             --------- ---------
      Due in one year or less............................... $  2,380  $  2,462
      Due after one year through five years.................   17,062    17,527
      Due after five years through 10 years.................   23,769    24,714
      Due after 10 years....................................   26,276    29,070
                                                             --------  --------
                                                               69,487    73,773
      Mortgage and asset-backed securities..................   26,456    26,979
                                                             --------  --------
                                                             $ 95,943  $100,752
                                                             ========  ========

  Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities were as follows:

                                                       Years ended December
                                                                31,
                                                      -----------------------
                                                       1998    1997    1996
                                                      ------- ------- -------
      Fixed maturities classified as available-for-
       sale:
        Proceeds..................................... $43,828 $67,454 $67,239
        Gross realized gains......................... $   928 $   672 $ 1,067
        Gross realized losses........................ $   355 $   558 $   842
      Fixed maturities classified as held-to-
       maturity:
        Proceeds..................................... $    -- $   352 $ 1,281
        Gross realized gains......................... $    -- $     5 $    10
        Gross realized losses........................ $    -- $     1 $     1
      Equity securities:
        Proceeds..................................... $ 3,085 $ 1,821 $ 2,069
        Gross realized gains......................... $ 1,125 $   293 $   150
        Gross realized losses........................ $   131 $    69 $    49

  During 1997, fixed maturities with an amortized cost of $11,682 were transferred from held-to-maturity to available-for-sale. Other comprehensive income at the date of reclassification was increased by $198 excluding the effects of deferred income taxes and policyholder related amounts.

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 Securities Lending Program

  The Company participates in securities lending programs whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $4,005 and $6,068 and estimated fair value of $4,552 and $6,653 were on loan under the program at December 31, 1998 and 1997, respectively. The Company is liable for cash collateral of $3,769 at December 31, 1998. This liability is included in other liabilities. Rebates of $266 were paid and accrued on the cash collateral for the year ended

December 31, 1998. The rebates paid and accrued during 1998 are included in other operating costs and expenses. Security collateral is returnable on short notice and is not reflected in the consolidated financial statements.

 Statutory Deposits

  The Company had investment assets on deposit with regulatory agencies of $466 and $4,695 as of December 31, 1998 and 1997, respectively.

 Mortgage Loans on Real Estate

  Mortgage loans were categorized as follows:

                                                       December 31,
                                              ----------------------------------
                                                   1998              1997
                                              ----------------  ----------------
                                              Amount   Percent  Amount   Percent
                                              -------  -------  -------  -------
Commercial mortgage loans.................... $12,503     74%   $14,945     73%
Agriculture mortgage loans...................   4,256     25%     3,753     18%
Residential mortgage loans...................     241      1%       272      1%
Other loans..................................      --      --     1,512      8%
                                              -------  ------   -------   -----
                                               17,000    100%    20,482    100%
                                                       ======             =====
Less: Valuation allowances...................     173               289
                                              -------           -------
                                              $16,827           $20,193
                                              =======           =======

  Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 1998, approximately 15%,
9% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $606 and $725 at December 31, 1998 and 1997, respectively.

  Changes in mortgage loan valuation allowances were as follows:

                                               Years ended December
                                                        31,
                                              -------------------------
                                               1998     1997     1996
                                              -------  -------  -------
Balance at January 1......................... $   289  $  469   $   491
Additions....................................      40      61       144
Deductions for writedowns and dispositions...    (130)   (241)     (166)
Deductions for disposition of affiliates.....     (26)     --        --
                                              -------  ------   -------
Balance at December 31....................... $   173  $  289   $   469
                                              =======  ======   =======

  A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                               December 31,
                                              ----------------
                                               1998     1997
                                              -------  -------
Impaired mortgage loans with valuation
 allowances.................................. $   823  $1,231
Impaired mortgage loans without valuation
 allowances..................................     375     306
                                              -------  ------
                                                1,198   1,537
Less: Valuation allowances...................     149     250
                                              -------  ------
                                              $ 1,049  $1,287
                                              =======  ======

  The average recorded investment in impaired mortgage loans on real estate was $1,282, $1,680 and $2,113 for the years ended December 31, 1998, 1997 and 1996, respectively. Interest income on impaired mortgages was $109, $110 and $119 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Restructured mortgage loans on real estate were $1,036 and $1,207 at December 31, 1998 and 1997, respectively. Interest income of $74, $91 and $135 was recognized on restructured loans for the years ended December 31, 1998, 1997 and 1996, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $87, $116 and $198 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Mortgage loans on real estate with scheduled payments 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $65 and $255 as of December 31, 1998 and 1997, respectively.

 Real Estate and Real Estate Joint Ventures

  Real estate and real estate joint ventures consisted of the following:

                                                               December 31,
                                                              ---------------
                                                               1998     1997
                                                              -------  ------
      Real estate and real estate joint ventures held-for-
       investment............................................ $ 6,301  $6,731
      Impairments............................................    (408)   (407)
                                                              -------  ------
                                                                5,893   6,324
                                                              -------  ------
      Real estate and real estate joint ventures held-for-
       sale..................................................     546     915
      Impairments............................................    (119)    (49)
      Valuation allowance....................................     (33)   (110)
                                                              -------  ------
                                                                  394     756
                                                              -------  ------
                                                              $ 6,287  $7,080
                                                              =======  ======

  Accumulated depreciation on real estate was $2,065 and $2,030 at December 31, 1998 and 1997, respectively. Related depreciation expense was $282, $338 and $348 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Real estate and real estate joint ventures were categorized as follows:

                                                           December 31,
                                                  ------------------------------
                                                       1998            1997
                                                  --------------- --------------
                                                  Amount  Percent Amount Percent
                                                  ------- ------- ------ -------
      Office..................................... $ 4,265    68%  $4,730    67%
      Retail.....................................     640    10%     804    11%
      Apartments.................................     418     7%     406     6%
      Land.......................................     313     5%     346     5%
      Agriculture................................     195     3%     214     3%
      Other......................................     456     7%     580     8%
                                                  -------   ---   ------   ---
                                                  $ 6,287   100%  $7,080   100%
                                                  =======   ===   ======   ===

  The Company's real estate holdings are primarily located throughout the United States. At December 31, 1998, approximately 23%, 23% and 12% of the Company's real estate holdings were located in New York, California and Texas, respectively.

  Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                Years ended December 31,
                               ----------------------------
                                 1998      1997      1996
                               --------  --------  --------
      Balance at January 1.... $    110  $    661  $    924
      Additions charged
       (credited) to
       operations.............       (5)      (76)      127
      Deductions for
       writedowns and
       dispositions...........      (72)     (475)     (390)
                               --------  --------  --------
      Balance at December 31.. $     33  $    110  $    661
                               ========  ========  ========

  Investment income (expense) relating to impaired real estate and real estate joint ventures held-for-investment was $105, $28 and $(10) for the years ended December 31, 1998, 1997 and 1996, respectively. Investment income relating to real estate and real estate joint ventures held-for-sale was $3, $11 and $70 for the years ended December 31, 1998, 1997 and 1996, respectively. The carrying value of non-income producing real estate and real estate joint ventures was insignificant at December 31, 1998 and 1997, respectively.

  The Company owned real estate acquired in satisfaction of debt of $154 and $218 at December 31, 1998 and 1997, respectively.

 Direct Financing and Leveraged Leases

  Direct financing and leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                              -------------------------------------------------
                              Direct Financing     Leveraged
                                   Leases           Leases           Total
                              -----------------  --------------  --------------
                               1998     1997      1998    1997    1998    1997
                              -----------------  ------  ------  ------  ------
Investment................... $   --  $   1,137  $1,067  $  851  $1,067  $1,988
Estimated residual values....     --        183     607     641     607     824
                              ------- ---------  ------  ------  ------  ------
                                  --      1,320   1,674   1,492   1,674   2,812
Unearned income..............     --       (261)   (471)   (428)   (471)   (689)
                              ------- ---------  ------  ------  ------  ------
Net investment............... $   --  $   1,059  $1,203  $1,064  $1,203  $2,123
                              ======= =========  ======  ======  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7% to 12%. These receivables are generally collateralized by the related property.

3. DERIVATIVE INSTRUMENTS

  The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments (other than equity options) held at December 31, 1998 and 1997:

                                          1998                                  1997
                          ------------------------------------- -------------------------------------
                                             Current Market or                     Current Market or
                                                 Fair Value                            Fair Value
                                             ------------------                    ------------------
                          Carrying  Notional                    Carrying  Notional
                           Value     Amount  Assets Liabilities  Value     Amount  Assets Liabilities
                          --------  -------- ------ ----------- --------  -------- ------ -----------
Financial futures.......  $      3  $  2,190 $    8 $         6 $     10  $  2,262 $   17 $         7
Foreign exchange
 contracts..............       --        136    --            2      --        150      2         --
Interest rate swaps.....        (9)    1,621     17          50      (11)    1,464      9          28
Foreign currency swaps..        (1)      580      3          62      --        258      3          30
Caps....................       --      8,391    --          --       --      1,545     13         --
Options (fixed income)..       --        --     --          --         2       275    --            2
                          --------  -------- ------ ----------- --------  -------- ------ -----------
Total contractual
 commitments............  $     (7) $ 12,918 $   28 $       120 $      1  $  5,954 $   44 $        67
                          ========  ======== ====== =========== ========  ======== ====== ===========

  The following is a reconciliation of the notional amounts by derivative type and strategy as of December 31, 1998 and 1997:

                          December 31, 1997           Terminations/ December 31, 1998
                           Notional Amount  Additions  Maturities    Notional Amount
                          ----------------- --------- ------------- -----------------
BY DERIVATIVE TYPE
Financial futures.......       $2,262        $25,073    $(25,145)        $ 2,190
Foreign exchange
 contracts..............          150          1,231      (1,245)            136
Interest rate swaps.....        1,464            788        (631)          1,621
Foreign currency swaps..          258            386         (64)            580
Caps....................        1,545          8,250      (1,404)          8,391
Options (fixed income)..          275            --         (275)            --
                               ------        -------    --------         -------
Total contractual
 commitments............       $5,954        $35,728    $(28,764)        $12,918
                               ======        =======    ========         =======
BY STRATEGY
Liability hedging.......       $1,860        $ 8,419    $ (1,538)        $ 8,741
Invested asset hedging..          817          1,666      (1,619)            864
Portfolio hedging.......        2,787         25,643     (25,600)          2,830
Anticipated transaction
 hedging................          490            --           (7)            483
                               ------        -------    --------         -------
Total contractual
 commitments............       $5,954        $35,728    $(28,764)        $12,918
                               ======        =======    ========         =======

  The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 1998:

                                             Remaining Life
                                 ---------------------------------------
                                                       After Five
                                           After One      Years    After
                                 One Year Year Through Through Ten  Ten
                                 or Less   Five Years     Years    Years  Total
                                 -------- ------------ ----------- ----- -------
Financial futures..............    $2,190 $        --  $       --  $ --  $ 2,190
Foreign exchange contracts.....       136          --          --    --      136
Interest rate swaps............       470          774         162   215   1,621
Foreign currency swaps.........        39          182         343    16     580
Caps...........................     1,875        6,496          20   --    8,391
                                 -------- ------------ ----------- ----- -------
Total contractual commitments..    $4,710 $      7,452 $       525 $ 231 $12,918
                                 ======== ============ =========== ===== =======

  In addition to the derivative instruments above, the Company uses equity option contracts as invested asset hedges. There were 92 thousand and 7 million equity option contracts outstanding with carrying values of $(11) and $27 and market values of $(11) and $33, as of December 31, 1998 and 1997, respectively. The outstanding contracts have a remaining life of one year or less as of December 31, 1998.

4. REINSURANCE

  The Company assumes and cedes insurance with other insurance companies. The Company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The amounts in the consolidated statements of income are presented net of reinsurance ceded.

  The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to diversify its risk portfolio.

  The effects of reinsurance were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Direct premiums............................... $12,763  $12,728  $12,452
      Reinsurance assumed...........................     409      360      508
      Reinsurance ceded.............................  (1,669)  (1,810)  (1,615)
                                                     -------  -------  -------
      Net premiums.................................. $11,503  $11,278  $11,345
                                                     =======  =======  =======
      Reinsurance recoveries netted against
       policyholder benefits........................ $ 1,751  $ 1,648  $ 1,667
                                                     =======  =======  =======

  Reinsurance recoverables, included in other receivables, were $2,956 and $1,511 at December 31, 1998 and 1997, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $105 and $158 at December 31, 1998 and 1997, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                       Years ended December
                                                                31,
                                                      -------------------------
                                                       1998     1997     1996
                                                      -------  -------  -------
      Balance at January 1........................... $ 3,655  $ 3,345  $ 3,296
        Reinsurance recoverables.....................    (229)    (215)    (214)
                                                      -------  -------  -------
      Net balance at January 1.......................   3,426    3,130    3,082
                                                      -------  -------  -------
      Incurred related to:
        Current year.................................   2,726    2,855    2,951
        Prior years..................................    (245)      88     (114)
                                                      -------  -------  -------
                                                        2,481    2,943    2,837
                                                      -------  -------  -------
      Paid related to:
        Current year.................................  (1,967)  (1,832)  (1,998)
        Prior years..................................    (853)    (815)    (791)
                                                      -------  -------  -------
                                                       (2,820)  (2,647)  (2,789)
                                                      -------  -------  -------
      Balance at December 31.........................   3,087    3,426    3,130
        Add: Reinsurance recoverables................     233      229      215
                                                      -------  -------  -------
      Balance at December 31......................... $ 3,320  $ 3,655  $ 3,345
                                                      =======  =======  =======

5. INCOME TAXES

  The provision for income taxes was as follows:

                                                               Years ended
                                                               December 31,
                                                             ------------------
                                                              1998   1997  1996
                                                             ------  ----  ----
      Current:
        Federal............................................. $  821  $424  $346
        State and local.....................................     60    10    25
        Foreign.............................................     99    26    27
                                                             ------  ----  ----
                                                                980   460   398
                                                             ------  ----  ----
      Deferred:
        Federal.............................................   (178)  (26)   66
        State and local.....................................     (8)    9     6
        Foreign.............................................    (54)   25    12
                                                             ------  ----  ----
                                                              (240)     8    84
                                                             ------  ----  ----
      Provision for income taxes............................ $  740  $468  $482
                                                             ======  ====  ====

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                              Years ended
                                                              December 31,
                                                           --------------------
                                                            1998    1997   1996
                                                           ------  ------  ----
      Tax provision at U.S. statutory rate................ $  730  $  585  $492
      Tax effect of:
        Tax exempt investment income......................    (40)    (30)  (18)
        Goodwill..........................................      5       9    --
        Surplus tax.......................................     18     (40)   38
        State and local income taxes......................     31      15    23
        Foreign operations................................     12       7    (7)
        Tax credits.......................................    (25)    (15)  (15)
        Prior year taxes..................................      4      (2)  (46)
        Sale of subsidiaries..............................    (19)    (41)   --
        Other, net........................................     24     (20)   15
                                                           ------  ------  ----
      Provision for income taxes.......................... $  740  $  468  $482
                                                           ======  ======  ====

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                           December 31,
                                                           --------------
                                                            1998    1997
                                                           ------  ------
      Deferred income tax assets:
        Policyholder liabilities and receivables.......... $3,239  $3,174
        Net operating losses..............................     22      33
        Employee benefits.................................    174     187
        Non-deductible liabilities........................    441     162
        Other, net........................................    158     223
                                                           ------  ------
                                                            4,034   3,779
        Less: Valuation allowance.........................     21      24
                                                           ------  ------
                                                            4,013   3,755
                                                           ------  ------
      Deferred income tax liabilities:
        Investments.......................................  1,417   1,118
        Deferred policy acquisition costs.................  1,774   1,890
        Net unrealized investment gains...................    864   1,119
        Other, net........................................     18     100
                                                           ------  ------
                                                            4,073   4,227
                                                           ------  ------
      Net deferred income tax liability................... $  (60) $ (472)
                                                           ======  ======

  Foreign net operating loss carryforwards generated a deferred income tax benefit of $21. The Company has recorded a valuation allowance related to these tax benefits. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized at such time management believes that it is more likely than not that the portion of the deferred income tax asset is realizable.

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                                Years ended
                                                               December 31,
                                                              -----------------
                                                              1998   1997  1996
                                                              -----  ----  ----
      Policyholder liabilities and receivables............... $ (65) $(93) $ 27
      Net operating losses...................................    11     5   (19)
      Investments............................................   230   245    (6)
      Deferred policy acquisition costs......................  (116)  (51)   55
      Employee benefits......................................    13   (40)   (4)
      Non-deductible liabilities.............................  (279)  (66)  (24)
      Change in valuation allowances.........................    (3)   10     4
      Other, net.............................................   (31)   (2)   51
                                                              -----  ----  ----
                                                              $(240) $  8  $ 84
                                                              =====  ====  ====

  The Company has been audited by the Internal Revenue Service for the years through and including 1993. The Company is being audited for the years 1994, 1995 and 1996. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

6. EMPLOYEE BENEFIT PLANS

 Pension Benefit and Other Benefit Plans

  The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

  The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                     December 31,
                                           ------------------------------------
                                           Pension Benefits    Other Benefits
                                           ------------------  ----------------
                                             1998      1997     1998     1997
                                           --------  --------  -------  -------
Change in projected benefit obligation:
Projected benefit obligation at beginning
 of year.................................  $  3,523  $  3,268  $ 1,763  $ 1,773
Service cost.............................        88        73       31       30
Interest cost............................       254       244      114      122
Actuarial gain...........................       205       160      (74)     (57)
Divestitures, curtailments and
 terminations............................        24        (9)     (13)       2
Change in benefits.......................        12         6      --        (2)
Benefits paid............................      (245)     (219)    (113)    (105)
                                           --------  --------  -------  -------
Projected benefit obligation at end of
 year....................................     3,861     3,523    1,708    1,763
                                           --------  --------  -------  -------
Change in plan assets:
Contract value of plan assets at
 beginning of year.......................     3,982     3,628    1,004      897
Actual return on plan assets.............       671       566      171      128
Employer contribution....................        15         7       61       84
Benefits paid............................      (245)     (219)    (113)    (105)
Other payments...........................      (100)      --       --       --
                                           --------  --------  -------  -------
Contract value of plan assets at end of
 year....................................     4,323     3,982    1,123    1,004
                                           --------  --------  -------  -------
Over (under) funded......................       462       459     (585)    (759)
Unrecognized net asset at transition.....       (95)     (140)      --       --
Unrecognized net actuarial gains.........       (81)     (109)    (322)    (171)
Unrecognized prior service cost..........       144       150       (3)      (2)
                                           --------  --------  -------  -------
Prepaid (accrued) benefit cost...........  $    430  $    360  $  (910) $  (932)
                                           ========  ========  =======  =======
Qualified plan prepaid pension cost......  $    546  $    516  $   --   $   --
Non-qualified plan accrued pension cost..      (116)     (156)     --       --
                                           --------  --------  -------  -------
Prepaid benefit cost.....................  $    430  $    360  $   --   $   --
                                           ========  ========  =======  =======

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                             Qualified Plan  Non-Qualified Plan        Total
                             --------------- ------------------    -------------
                              1998    1997     1998       1997      1998   1997
                             ------- ------- ---------  ---------  ------ ------
Aggregate projected benefit
 obligation................  $ 3,638 $ 3,170 $     223  $     353  $3,861 $3,523
Aggregate contract value of
 plan assets (principally
 Company contracts)........    4,323   3,831       --         151   4,323  3,982
                             ------- ------- ---------  ---------  ------ ------
Over (under) funded........  $   685 $   661 $    (223) $    (202) $  462 $  459
                             ======= ======= =========  =========  ====== ======

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                      Pension Benefits       Other Benefits
                                    --------------------- --------------------
Weighted average assumptions as of
December 31,                          1998       1997       1998      1997
----------------------------------  --------- ----------- -------- -----------
Discount rate...................... 7%-7.25%  7.25%-7.75%    7%    7.25%-7.75%
Expected return on plan assets.....   8.5%       8.75%    7.25%-9%    8.75%
Rate of compensation increase...... 4.5%-8.5%  4.5%-8.5%    n/a        n/a

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was 6.5% per year for pre-Medicare eligible claims and 6% for Medicare eligible claims in 1998. The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9% in 1997, gradually decreasing to 5.25% over 5 years.

  Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               One      One
                                                             Percent  Percent
                                                             Increase Decrease
                                                             -------- --------
      Effect on total of service and interest cost
       components...........................................   $ 16     $ 18
      Effect on accumulated postretirement benefit
       obligation...........................................   $124     $183

  The components of periodic benefit costs were as follows:

                                         Pension Benefits     Other Benefits
                                         -------------------  ----------------
                                         1998   1997   1996   1998  1997  1996
                                         -----  -----  -----  ----  ----  ----
Service cost............................ $  88  $  73  $  77  $ 31  $ 30  $ 41
Interest cost...........................   254    244    232   114   122   127
Expected return on plan assets..........  (330)  (318)  (273)  (79)  (66)  (58)
Amortization of prior actuarial (gain)
 loss...................................   (11)    (5)   (12)  (12)   (4)    2
Curtailment (credit) cost...............   (10)   --     --      4   --    --
                                         -----  -----  -----  ----  ----  ----
Net periodic benefit cost (credit)...... $  (9) $  (6) $  24  $ 58  $ 82  $112
                                         =====  =====  =====  ====  ====  ====

 Savings and Investment Plans

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $43, $44 and $42 for the years ended December 31, 1998, 1997 and 1996, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and subrental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                     Gross
                                                    Rental Sublease  Rental
                                                    Income  Income  Payments
                                                    ------ -------- --------
         1999...................................... $1,213   $10      $126
         2000......................................  1,150    11       109
         2001......................................  1,052    11        94
         2002......................................    942    10        72
         2003......................................    787     9        51
         Thereafter................................  2,636    35       242

8. DEBT

  Debt consisted of the following:

                                                                   December 31,
                                                                  --------------
                                                                   1998    1997
                                                                  ------- ------
MetLife:
  6.300% surplus notes due 2003.................................. $   397 $  397
  7.000% surplus notes due 2005..................................     249    249
  7.700% surplus notes due 2015..................................     198    198
  7.450% surplus notes due 2023..................................     296    296
  7.875% surplus notes due 2024..................................     148    148
  7.800% surplus notes due 2025..................................     248    248
  Other..........................................................     207    436
                                                                  ------- ------
                                                                    1,743  1,972
                                                                  ------- ------
  Investment Related:
    Exchangeable subordinated debt, interest based on LIBOR plus
     factors, due 1999...........................................     212    374
    Exchangeable subordinated debt, interest rates ranging from
     4.90% to 6.18%, due 2001
     and 2002....................................................     371    --
                                                                  ------- ------
                                                                      583    374
                                                                  ------- ------
Total MetLife....................................................   2,326  2,346
                                                                  ------- ------
Nvest:
  7.060% senior notes due 2003...................................     110    110
  7.290% senior notes due 2007...................................     160    160
                                                                  ------- ------
                                                                      270    270
                                                                  ------- ------
Other Companies:
  Fixed rate notes, interest rates ranging from 6.96% to 8.51%,
   maturity dates ranging from 1999 to 2008                           179    --
  Floating rate notes, interest based on LIBOR plus factors......     --     146
  Other..........................................................     128    122
                                                                  ------- ------
                                                                      307    268
                                                                  ------- ------
Total long-term debt.............................................   2,903  2,884
Total short-term debt............................................   3,585  4,587
                                                                  ------- ------
                                                                  $ 6,488 $7,471
                                                                  ======= ======

  Short-term debt consisted of commercial paper with a weighted average interest rate of 5.31% and 5.75% and a weighted average maturity of 44 and 71 days as of December 31, 1998 and 1997, respectively.

  The Company maintains an unsecured credit facility of $2,000 under which bank loans and other short-term debt are drawn. This facility is maintained for general corporate purposes and to provide additional support to the Company's commercial paper program. At December 31, 1998 there were no outstanding borrowings under the facility.

  Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the Superintendent. Subject to the prior approval of the Superintendent, the 7.45% surplus notes may be redeemed, in whole or in part, at the election of the Company at any time on or after November 1, 2003.

  The exchangeable subordinated debt is payable in cash or by the delivery of the underlying common stock collateral owned by the Company. The value ascribed to the common stock at the date of delivery is the greater of the market value at the date of the debt issuance or date of delivery. The debt provides for additional interest if the market value of the common stock appreciates above certain levels at the date of delivery as compared with the market value at the date of issuance.

  The aggregate maturities of long-term debt are $413 in 1999, $45 in 2000, $191 in 2001, $221 in 2002, $527 in 2003 and $1,518 thereafter.

  Interest expense related to the Company's outstanding indebtedness was $333, $344 and $311, for the years ended December 31, 1998, 1997 and 1996, respectively.

9. COMMITMENTS AND CONTINGENCIES

 Litigation

  The Company and certain of its subsidiaries are currently defendants in approximately 400 lawsuits, including over 40 putative or certified class action lawsuits, raising allegations of improper marketing and sales of individual life insurance or annuities (hereafter "sales practices claims"). Two of these putative class actions are filed in Canada and the remainder are filed in the United States. These cases are brought by or on behalf of policyholders and others and allege, among other claims, that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure concerning the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. The classes proposed in the pending class actions are defined broadly enough, in the aggregate, to include a substantial number of active and lapsed policyholders who purchased individual life insurance policies from the Company during the 1980's and 1990's. In California, Ohio and West Virginia, courts have certified or deemed certifiable classes on behalf of policyholders in those states who allegedly did not receive proper notice of replacement. A Federal Court in Massachusetts has certified a mandatory class involving certain former policyholders of New England Mutual Life Insurance Company which merged into the Company in 1996. The United States Court of Appeals remanded the case to the trial court for further consideration. A number of the sales practices claims pending in federal courts have been consolidated as a multidistrict proceeding for pre-trial purposes in the United States District Court for the Western District of Pennsylvania and, as to former New England Mutual Life Insurance Company policyholders, in the United States District Court in Massachusetts. In another case, a New York federal court has certified or conditionally certified some subclasses of purchasers of the Company's policies and annuity contracts outside the United States. While most of these cases are in the early stages of litigation, they seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sale of individual life insurance may be commenced in the future.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the Company's sales of individual life insurance or annuities, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. Over the past several years, a number of investigations by other regulatory authorities have been resolved by the Company for monetary payments and certain other relief.

  The Company is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. The Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of the Company's employees during the period from the 1920's through approximately the 1950's and alleging that the Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against the Company have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While the Company believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect thereof, most of the cases have been resolved by settlements. The Company intends to continue to exercise its best judgment regarding settlement or defense of such cases. The number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the Company is uncertain. Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously resolved dispute with its primary, umbrella and first level excess liability insurance carriers. The Company is presently in litigation with several of its excess liability insurers regarding amounts payable under the Company's policies with respect to coverage for these claims.

  The Company believes that the claims and the amount of damages asserted in the aforementioned sales practices and asbestos personal injury litigations are without merit, and it intends to continue to defend its interests vigorously.

  During 1998, the Company obtained certain excess reinsurance and insurance policies providing coverage for risks associated primarily with sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. In 1998, the Company recorded a charge of $1,715, included in other expenses, for related insurance and reinsurance premiums and for potential liabilities related to certain of these claims.

  Various litigation, claims and assessments against the Company, in addition to the aforementioned and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's financial position. However, given the large and/or indeterminable amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results in particular quarterly or annual periods.

 Year 2000

  The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $210 (unaudited) of which approximately $149 has been incurred through December 31, 1998.

 Guaranty Funds

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of $35, $23 and $25 in 1998, 1997 and 1996, respectively, of which $24, $20 and $19 were estimated to be credited against future premium taxes.

10. OTHER EXPENSES

  Other expenses were comprised of the following:

                                                        Years ended December
                                                                31,
                                                       ------------------------
                                                        1998     1997    1996
                                                       -------  ------  -------
        Compensation.................................. $ 2,478  $2,072  $ 1,813
        Commissions...................................     902     766      722
        Interest and debt issue costs.................     379     453      311
        Amortization of policy acquisition costs......     587     771      633
        Capitalization of policy acquisition costs....  (1,025) (1,000)  (1,028)
        Rent, net of sublease.........................     155     179      183
        Minority interest.............................      67      56       30
        Restructuring charge..........................      81     --       --
        Other.........................................   4,494   2,637    2,091
                                                       -------  ------  -------
                                                       $ 8,118  $5,934  $ 4,755
                                                       =======  ======  =======

11. DISCONTINUED OPERATIONS

  The 1996 loss from discontinued operations resulted from the finalization of the transfer of certain group medical contracts in connection with the Company's disposal of its group medical benefits business during 1995. The components of discontinued operations for the year ended December 31, 1996 were as follows:

        Loss from discontinued operations, net of
         income tax benefit of $18........................................ $ 52
        Loss on disposal of discontinued operations, net of
         income tax benefit of $11........................................   19
                                                                           ----
        Loss from discontinued operations................................. $ 71
                                                                           ====

12. CONSOLIDATED CASH FLOW INFORMATION

  During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and substantially all of its Canadian and Mexican insurance operations, which resulted in realized investment gains of $531. During 1997, the Company sold its United Kingdom insurance operations, which resulted in a realized investment gain of $139. Such sales caused a reduction in assets by $10,663 and $4,342 and liabilities by $3,691 and $4,207 in 1998 and 1997, respectively.

  In 1997, the Company also acquired assets of $3,777 and assumed liabilities of $3,347, through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values.

  Real estate of $69, $151 and $189 was acquired in satisfaction of debt for the years ended December 31, 1998, 1997 and 1996, respectively.

13. FAIR VALUE INFORMATION

  The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments were as follows:

                                                                       Estimated
                                                     Notional Carrying   Fair
                                                      Amount   Value     Value
December 31, 1998                                    -------- -------- ---------
Assets:
  Fixed maturities..................................   $      $100,767 $100,767
  Equity securities.................................             2,340    2,340
  Mortgage loans on real estate.....................            16,827   17,793
  Policy loans......................................             5,600    6,143
  Short-term investments............................             1,369    1,369
  Cash and cash equivalents.........................             3,301    3,301
  Mortgage loan commitments.........................    472        --        14
Liabilities:
  Policyholder account balances.....................            37,088   37,304
  Short-term debt...................................             3,585    3,585
  Long-term debt....................................             2,903    2,995
                                                                       Estimated
                                                     Notional Carrying   Fair
                                                      Amount   Value     Value
December 31, 1997                                    -------- -------- ---------
Assets:
  Fixed maturities..................................   $      $ 92,630 $ 92,630
  Equity securities.................................             4,250    4,250
  Mortgage loans on real estate.....................            20,193   21,084
  Policy loans......................................             5,846    6,110
  Short-term investments............................               679      679
  Cash and cash equivalents.........................             2,911    2,911
  Mortgage loan commitments.........................    334        --         4
Liabilities:
  Policyholder account balances.....................            37,034   37,265
  Short-term debt...................................             4,587    4,587
  Long-term debt....................................             2,884    2,939

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

 Fixed Maturities and Equity Securities

  The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

 Mortgage Loans on Real Estate and Mortgage Loan Commitments

  Fair values for mortgage loans on real estate and mortgage loan commitments are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

 Policy Loans

  Fair values for policy loans are estimated by discounting expected future cash flows using U.S. treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

 Cash and Cash Equivalents and Short-term Investments

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 Policyholder Account Balances

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

 Short-term and Long-term Debt

  The fair values of short-term and long-term debt are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

 Derivative Instruments

  The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

14. STATUTORY FINANCIAL INFORMATION

  The reconciliation of MetLife's statutory surplus and net change in statutory surplus, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                        December 31,
                                                       ----------------
                                                        1998     1997
                                                       -------  -------
Statutory surplus..................................... $ 7,388  $ 7,378
GAAP adjustments for:
  Future policy benefits and policyholder account
   balances...........................................  (6,830)  (6,807)
  Deferred policy acquisition costs...................   6,560    6,438
  Deferred income taxes...............................     295     (242)
  Valuation of investments............................   3,981    3,474
  Statutory asset valuation reserves..................   3,381    3,854
  Statutory interest maintenance reserve..............   1,486    1,261
  Surplus notes.......................................  (1,595)  (1,555)
  Other, net..........................................     201      206
                                                       -------  -------
Equity................................................ $14,867  $14,007
                                                       =======  =======
                                                       Years ended December
                                                                31,
                                                       -----------------------
                                                        1998     1997    1996
                                                       -------  -------  -----
Net change in statutory surplus....................... $    10  $   227  $ 366
GAAP adjustments for:
  Future policy benefits and policyholder account
   balances...........................................     127      (38)  (165)
  Deferred policy acquisition costs...................     224      149    391
  Deferred income taxes...............................     234       62    (74)
  Valuation of investments............................   1,158     (387)   (84)
  Statutory asset valuation reserves..................    (461)   1,136    599
  Statutory interest maintenance reserve..............     312       53     19
  Other, net..........................................    (261)       1   (199)
                                                       -------  -------  -----
Net income............................................ $ 1,343  $ 1,203  $ 853
                                                       =======  =======  =====

15. SEPARATE ACCOUNTS

  Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $39,490 and $32,893 at December 31, 1998 and 1997, respectively, in which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $18,578 and $15,445 at December 31, 1998 and 1997, respectively, in which MetLife contractually guarantees either a minimum return or account value to the policyholder.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $413, $287 and $216 in 1998, 1997 and 1996, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rate credited on these contracts was 7% at December 31, 1998. The assets that support these liabilities were comprised of $16,639 in fixed maturities as of December 31, 1998. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

16. OTHER COMPREHENSIVE INCOME

  The following tables set forth the reclassification adjustments required for the years ended December 31, 1998, 1997 and 1996 to avoid double-counting in comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                       1998     1997     1996
                                                      -------  -------  -------
Holding gains (losses) on investments arising during
 the year...........................................  $ 1,556  $ 4,479  $(1,494)
Income tax effect of holding gains or losses........     (646)  (1,698)     550
Transfer of securities from held-to-maturity to
 available-for-sale:
  Holding gains on investments......................       --      198       --
  Income tax effect.................................       --      (75)      --
Reclassification adjustments:
  Realized holding gains included in current year
   net income.......................................   (2,043)    (868)    (367)
  Amortization of premium and discount on
   investments......................................     (411)    (406)    (631)
  Realized holding gains (losses) allocated to other
   policyholder amounts.............................      608      231      227
  Income tax effect.................................      766      394      285
Allocation of holding (gains) losses on investments
 relating to other
 policyholder amounts...............................     (322)  (2,231)   1,286
Income tax effect of allocation of holding gains and
 losses to other
 policyholder amounts...............................      134      846     (474)
                                                      -------  -------  -------
Net unrealized investment (losses) gains............     (358)     870     (618)
                                                      -------  -------  -------
Foreign currency translation adjustments arising
 during the year....................................     (115)     (46)      (6)
Reclassification adjustment for sale of investment
 in foreign operation...............................        2       (3)      --
                                                      -------  -------  -------
Foreign currency translation adjustment.............     (113)     (49)      (6)
                                                      -------  -------  -------
Minimum pension liability adjustment................      (12)      --       --
                                                      -------  -------  -------
Other comprehensive (loss) income...................  $  (483) $   821  $  (624)
                                                      =======  =======  =======

17. RESTRUCTURING

  During 1998, the Company restructured headquarters operations and consolidated certain agencies and other operations. The impacts of these actions on a segment basis are as follows:

                                                  Severance
                                                 and Related   Facility
                                       Number of Termination Consolidation
                                       Positions    Costs        Costs     Total
                                       --------- ----------- ------------- -----
Individual............................     488       $15          $16       $31
Institutional.........................     320         8            2        10
Auto & Home...........................     357         4           --         4
Corporate and Other...................   1,102        30            6        36
                                         -----       ---          ---       ---
                                         2,267       $57          $24       $81
                                         =====       ===          ===       ===

  These programs are expected to be completed by the third quarter of 1999. As of December 31, 1998, $28 of these restructuring costs had been paid and the unpaid balance was $53.

18. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe and Asia. The Company's business is divided into six segments: Individual, Institutional, Auto & Home, International, Asset Management and Corporate. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

  Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personnel excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals. Asset Management provides a broad variety of asset management products and services to individuals and institutions such as mutual funds for savings and retirement needs, commercial real estate advisory and management services, and institutional and retail investment management. Through its Corporate segment, the Company reports items that are not allocated to any of the business segments.

  Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 1998, 1997 and 1996. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company has divested operations that did not meet targeted rates of return, including its medical insurance operations, commercial leasing business, and insurance operations in the United Kingdom and substantially all of its Canadian operations. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items to the Corporate segment.

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1998      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,381      $ 5,101    $1,403     $ 618       $  --     $   --       $   --     $11,503
Universal life and
 investment-type product
 policy fees                   817          475        --        68          --         --           --       1,360
Net investment income...     5,501        3,864        81       343          76        808         (445)     10,228
Other revenues..........       523          574        36        33         814         35          (50)      1,965
Net realized investment
 gains..................       663          552       122       117          --        683         (116)      2,021
Policyholder benefits
 and claims.............     4,659        6,373       869       597          --        (10)          --      12,488
Interest credited to
 policyholder account
 balances...............     1,443        1,199        --        89          --         --           --       2,731
Policyholder dividends..     1,447          142        --        64          --         --           --       1,653
Other expenses..........     2,609        1,592       546       352         799      2,632         (412)      8,118
Income before provision
 for income taxes.......     1,727        1,260       227        77          91     (1,096)        (199)      2,087
Income after provision
 for income taxes.......     1,091          833       161        56          47       (675)        (166)      1,347
Total assets............   103,974       88,356     2,771     3,432       1,165     20,652       (5,004)    215,346
Deferred policy
 acquisition costs......     6,255           43        57       205          --         --           --       6,560
Separate account assets.    23,038       35,286        --        26          --         --           --      58,350
Policyholder
 liabilities............    71,989       49,045     1,477     2,043          --          1         (352)    124,203
Separate account
 liabilities............   $23,013      $35,029    $   --     $  26       $  --     $   --       $   --     $58,068

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1997      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,327      $ 4,689    $1,354     $ 908       $  --     $   --       $   --     $11,278
Universal life and
 investment-type product
 policy fees............       855          426        --       137          --         --           --       1,418
Net investment income...     4,754        3,754        71       504          87        895         (574)      9,491
Other revenues..........       338          357        25        54         682         19           16       1,491
Net realized investment
 gains..................       356           45         9       142          --        326          (91)        787
Policyholder benefits
 and claims.............     4,597        5,934       834       869          --         --           --      12,234
Interest credited to
 policyholder account
 balances...............     1,428        1,319        --       137          --         --           --       2,884
Policyholder dividends..     1,340          305        --        97          --         --           --       1,742
Other expenses..........     2,384        1,178       520       497         679      1,118         (442)      5,934
Income before provision
 for income taxes.......       881          535       105       145          90        122         (207)      1,671
Income after provision
 for income taxes.......       603          339        74       126          52        210         (201)      1,203
Total assets............    95,990       83,481     2,542     7,412       1,147     18,494       (6,290)    202,776
Deferred policy
 acquisition costs......     5,912           40        56       428          --         --           --       6,436
Separate account assets.    17,368       30,732        --       520          --         --           --      48,620
Policyholder
 liabilities............    70,686       49,550     1,509     5,615          --          1           (3)    127,358
Separate account
 liabilities............   $17,345      $30,473    $   --     $ 520       $  --     $   --       $   --     $48,338

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1996      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,559      $ 4,676    $1,316    $  794        $--      $   --       $   --     $11,345
Universal life and
 investment-type product
 policy fees............       729          375        --       139         --          --           --       1,243
Net investment income...     4,604        3,446        71       523         60         761         (487)      8,978
Other revenues..........        74          475        26        37        495          89           50       1,246
Net realized investment
  gains (losses) .......       282           28        24        13         --        (112)          (4)        231
Policyholder benefits
 and claims.............     4,690        6,006       891       700         --          (1)          --      12,286
Interest credited to
 policyholder account
 balances                    1,354        1,358        --       156         --          --           --       2,868
Policyholder dividends..     1,333          284        --       111         --          --           --       1,728
Other expenses..........     2,019        1,008       490       418        498         706         (384)      4,755
Income before provision
 for income taxes.......       852          344        56       121         57          33          (57)      1,406
Income after provision
 for income taxes.......       511          217        34        86         47          85          (56)        924
Total assets............    86,042       75,872     2,801    11,714        901      18,900       (6,954)    189,276
Deferred policy
 acquisition costs......     6,495           29        56       647         --          --           --       7,227
Separate account assets.    12,403       27,715        --     3,645         --          --           --      43,763
Policyholder
 liabilities............    67,220       48,253     1,562     6,045         --           1          (55)    123,026
Separate account
 liabilities............   $12,386      $27,368    $   --    $3,645        $--      $   --       $   --     $43,399

  The individual segment includes an equity ownership interest in Nvest Companies, L.P. ("Nvest") under the equity method of accounting. Nvest has been included within the asset management segment due to the types of products and strategies employed by the entity. The individual segment's equity in earnings of Nvest, which is included in net investment income, was $49, $45 and $43 for the years ended December 31, 1998, 1997 and 1996, respectively. The investment in Nvest was $252, $216 and $152 at December 31, 1998, 1997 and 1996, respectively.

  Net investment income and net realized investment gains are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

  The consolidation/elimination column includes the elimination of all intersegment amounts and the individual segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

  Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $25,643, $22,664 and $21,762 for the years ended December 31, 1998, 1997 and 1996, respectively, which represented 96%, 93% and 94%, respectively, of consolidated revenues.

       METLIFE -REGISTERED TRADEMARK-

       GVUL

       GROUP VARIABLE UNIVERSAL LIFE

       PROSPECTUSES FOR

       - GROUP VARIABLE UNIVERSAL LIFE
               INSURANCE POLICIES AND CERTIFICATES

             ISSUED BY

                METROPOLITAN LIFE INSURANCE
                  COMPANY

             - METROPOLITAN SERIES FUND, INC.

                    ML-GVUL (4/99 EDITION) PRINTED IN U.S.A.
                    POLICY FORM NO. 2130-S
                    99042XJ9 (EXP 0500) MLIC-LD
                    18000136683 (0499)
[LOGO]

    METLIFE CUSTOMER SERVICE CENTER                              BULK RATE
    177 SOUTH COMMONS DRIVE                                    ZIP+4 BARCODED
    AURORA, ILLINOIS 60507                                   U.S. POSTAGE PAID
    ADDRESS CORRECTION REQUESTED                                RUTLAND, VT
    FORWARDING AND RETURN                                        PERMIT 220
    POSTAGE GUARANTEED

                                    PART II
                REPRESENTATION WITH RESPECT TO FEES AND CHARGES

    MetLife represents that the fees and charges deducted under the Group Policies and Certificates described in this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by MetLife under the Group Policies and Certificates. MetLife bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for MetLife to earn a profit, the degree to which the Group Policies and Certificates include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Group Policies and Certificates issued pursuant to this Registration Statement, including those sold on the terms specifically described in the Prospectus contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such group policies, certificates or Prospectus, or otherwise.

                       CONTENTS OF REGISTRATION STATEMENT

    This Registration Statement comprises the following papers and documents:

       The facing sheet.

       Cross-Reference Table.

       The Prospectus consisting of 83 pages.

       Undertaking to File Reports, filed with the initial filing of this Registration Statement on April 14, 1995.

       Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, filed with the initial filing of this Registration Statement on April 14, 1995.

       Representation with respect to fees and charges filed herewith.

       The signatures.

       Written Consents of the following persons:

        Christopher P. Nicholas, filed with the initial filing of this Registration Statement on April 14, 1995.

        Frank Cassandra (filed with Exhibit 6 below)

        Deloitte & Touche LLP

       The following exhibits:

      1.A   (1) --Resolution of Board of Directors of Metropolitan Life effecting the
                  establishment of Metropolitan Life Separate Account...........................    *
            (2) --Not Applicable
            (3) --(a) Not Applicable
                --(b) Form of Selected Broker Agreement.........................................   +++
                --(c) Schedule of sales commissions.............................................    **
            (4) --Not applicable
            (5) --(a) Specimen Group Variable Universal Life Insurance Policy (including any
                alternate pages as required by state law) with form of riders, if any...........    ++
                --(b) Specimen Group Variable Universal Life Insurance Certificate issued under the Group Variable Universal Life Policy (including any alternate pages as
                      required by state law) with form of riders, if any........................    ++
                --(c) Form of personalized illustration.........................................    +
            (6) --(a) Charter and By-Laws of Metropolitan Life..................................   ++++
                --(b) Amendment to By-Laws......................................................   ++++
            (7) --Not Applicable
            (8) --Not Applicable
            (9) --Not Applicable
           (10) --(a) Application Form for Policy and Form of Receipt...........................   +++
                --(b) Enrollment Form for Certificate and Form of Receipt.......................   +++
                --(c) Request For Systematic Transfer Option Form...............................   +++

       2.       --See Exhibit 1.A(5) above
       3.       --Opinion and consent of Counsel as to the legality of the securities being
                  sold..........................................................................    ++
       4.       --Not Applicable
       5.       --Not Applicable
       6.       --Opinion and consent of Frank Cassandra relating to the Group Variable
                  Universal Life Insurance Policies.............................................    +
       7.       --Powers of Attorney............................................................  +++++
      10.       --Memorandum describing certain procedures filed pursuant to Rule
                  6e-3(T)(b)(12)(iii)...........................................................    ++
      27.       --Financial Data Schedule (inapplicable)

------------------------
    + Filed herewith.

   * Incorporated herein by reference to the filing of Post-Effective Amendment No. 5 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 30, 1997.

  ** Incorporated by reference from the sections entitled "Distribution of the Group Policies and Certificates" in the prospectuses that are included in this amended Registration Statement.

   ++ Included in the initial filing of this Registration Statement of Separate
      Account UL (File No. 33-91226) on April 14, 1995.

  +++ Included in the filing of Pre-Effective Amendment No. 1 of this Registration Statement of Separate Account UL (File No. 33-91226) on September 8, 1995.

 ++++ Incorporated herein by reference to the filing of Post-Effective Amendment
      No. 4 to the Registration Statement of Separate Account UL (File No. 33-57320) on March 1, 1996.

+++++ Incorporated herein by reference to the filing of Post-Effective Amendment
      No. 5 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 30, 1997, except for Robert H. Benmosche's power of attorney, which is incorporated by reference to the filing of the Registration Statement of Separate Account UL (File No. 333-40161) on November 13, 1997, Jon F. Danski's power of attorney, which is incorporated by reference to the filing of Pre-Effective Amendment No. 1 of Separate Account UL (File No. 333-40161) on April 2, 1998 and William
      C. Steere, Jr.'s power of attorney, which is incorporated by reference to the filing of Post-Effective Amendment No. 8 of Separate Account UL (File No. 33-57320) on April 23, 1999.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, METROPOLITAN LIFE INSURANCE COMPANY certifies that it meets all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York, State of New York, this 28th day of April, 1999.

                                                   Metropolitan Life Insurance Company
(SEAL)

                                                   By:             /s/ GARY A. BELLER
                                                        ----------------------------------------
                                                                  Gary A. Beller, Esq.
                                                           Senior Executive Vice-President &
                                                                    General Counsel
Attest:           /s/ CHERYL D. MARTINO
         ----------------------------------------
                    Cheryl D. Martino
                   Assistant Secretary

    Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                              TITLE                    DATE
---------------------------------------------  --------------------------  -------------------
                                               Chairman, President and
                      *                          Chief Executive Officer
 -------------------------------------------     and Director (Principal
             Robert H. Benmosche                 Executive Officer)

                                               Senior Executive
                      *                          Vice-President and Chief
 -------------------------------------------     Financial Officer and
              Stewart G. Nagler                  Director (Principal
                                                 Financial Officer)

                      *                        Senior Vice-President and
 -------------------------------------------     Controller (Principal
                Jon F. Danski                    Accounting Officer)

                      *
 -------------------------------------------   Director
             Curtis H. Barnette

                                               Senior Executive
                      *                          Vice-President, Chief
 -------------------------------------------     Investment Officer and
                Gerald Clark                     Director

                      *
 -------------------------------------------   Director
              Joan Ganz Cooney

*By        /s/ CHRISTOPHER P. NICHOLAS
     ---------------------------------------                                 April 28, 1999
          Christopher P. Nicholas, Esq.
                 Attorney-in-fact

                  SIGNATURE                              TITLE                    DATE
---------------------------------------------  --------------------------  -------------------
                      *
 -------------------------------------------   Director
             Burton A. Dole, Jr.

                      *
 -------------------------------------------   Director
              James R. Houghton

                      *                        Chairman and Chief
 -------------------------------------------     Executive Officer
               Harry P. Kamen                    (Retired) and Director

                      *
 -------------------------------------------   Director
              Helene L. Kaplan

                      *
 -------------------------------------------   Director
             Charles M. Leighton

                      *
 -------------------------------------------   Director
               Allen E. Murray

                      *
 -------------------------------------------   Director
             John J. Phelan, Jr.

                      *
 -------------------------------------------   Director
                Hugh B. Price

                      *
 -------------------------------------------   Director
             Robert G. Schwartz

                      *
 -------------------------------------------   Director
           Ruth J. Simmons, Ph.D.

                      *
 -------------------------------------------   Director
           William C. Steere, Jr.

*By        /s/ CHRISTOPHER P. NICHOLAS
     ---------------------------------------                                 April 28, 1999
          Christopher P. Nicholas, Esq.
                 Attorney-in-fact

    Pursuant to the requirements of the Securities Act of 1933, the Registrant, METROPOLITAN LIFE SEPARATE ACCOUNT UL, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed, on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York, State of New York this 28th day of April, 1999.

                                                   Metropolitan Life Separate Account UL
                                                                   (Registrant)

                                                   By: Metropolitan Life Insurance Company
                                                                    (Depositor)

(SEAL)                                             By:             /s/ GARY A. BELLER
                                                        ----------------------------------------
                                                                  Gary A. Beller, Esq.
                                                            Senior Executive Vice-President
                                                                  and General Counsel

Attest:           /s/ CHERYL D. MARTINO
         ----------------------------------------
                    Cheryl D. Martino
                   Assistant Secretary

                         INDEPENDENT AUDITORS' CONSENT

    METROPOLITAN LIFE INSURANCE COMPANY:

    We consent to the use in this Post-Effective Amendment No. 5 to the Registration Statement No. 33-91226 of Metropolitan Life Separate Account UL on Form S-6 of our report dated March 15, 1999 relating to Metropolitan Life Separate Account UL appearing in the Prospectus, which is a part of such Registration Statement and our report dated February 4, 1999, relating to Metropolitan Life Insurance Company also appearing in the Prospectus, and to the reference to us under the heading "Legal, Accounting and Actuarial Matters" in such Prospectus.

/S/ DELOITTE & TOUCHE LLP
Deloitte & Touche LLP
New York, New York
April 23, 1999